UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

QUALSTAR CORPORATION

(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 PRELIMINARY PROXY MATERIAL—SUBJECT TO COMPLETION

April [__], 2016

Dear Shareholder:

You are cordially invited to attend the 2016 Annual Meeting of Shareholders of Qualstar Corporation, a California corporation (“Qualstar,” the “Company,” or “we”), to be held on Wednesday, June 15, 2016, at our principal executive office, located at 130 West Cochran Street, Unit C, Simi Valley, California 93065, beginning at 10:00 a.m. Pacific Time (including any adjournment, postponement, continuation or rescheduling thereof, the “Annual Meeting”). At the Annual Meeting, you will be asked to vote on each of the four (4) proposals set forth in the attached Notice of Annual Meeting and Proxy Statement, which contains detailed information about each proposal and other matters related to the Annual Meeting.

We appreciate your support and look forward to seeing you at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, I encourage you to vote your shares by using the internet or telephone, or by mail by signing, dating and returning the WHITE proxy card enclosed, as described in the accompanying Proxy Statement. If you do attend the Annual Meeting and wish to vote in person, you may withdraw your proxy at that time.

If you have any questions or require any assistance with voting your shares, please contact the Company at 130 West Cochran Street, Unit C, Simi Valley, California 93065 or by telephone at 1-800-468-0680 ext. 114.

I look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Steven N. Bronson
Steven N. Bronson
Chief Executive Officer and President

QUALSTAR CORPORATION

130 West Cochran Street, Unit C

Simi Valley, California 93065

NOTICE OF THE 2016 ANNUAL MEETING OF SHAREHOLDERS

To be held on June 15, 2016 at 10:00 a.m. (Pacific Time)

NOTICE IS HEREBY GIVEN that the 2016 Annual Meeting of Shareholders (including any adjournment, postponement, continuation or rescheduling thereof, the “Annual Meeting”) of Qualstar Corporation (“Qualstar,” the “Company,” or “we”) will be held at our principal executive office, located at 130 West Cochran Street, Unit C, Simi Valley, California 93065, on Wednesday, June 15, 2016, at 10:00 a.m. Pacific Time, for the following purposes:

1.	To elect four directors to serve one-year terms expiring at the Annual Meeting, or until their successors have been duly elected and qualified;

2.	To approve the appointment of Marcum LLP as the independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2016;

3

To approve an amendment to the Company’s Restated Articles of Incorporation to implement a reverse stock split, within a range from 1-for-2 to 1-for-20, with the exact ratio of the reverse stock split to be determined by the Board of Directors of the Company; and

4.	To transact any other business as may properly come before the Annual Meeting and any adjournment thereof.

We have set the close of business on April 25, 2016 as the record date for the meeting. On or about April [__], 2016, we mailed to most of our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to gain access to our Proxy Statement, Annual Report and Transition Report and how to vote online. All other stockholders received a copy of the Proxy Statement, Annual Report and Transition Report by mail.

It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting in person. You may vote on the Internet, by telephone, or by completing and mailing a proxy card or the form forwarded by your bank, broker or other holder of record. Voting over the Internet, by telephone, or by written proxy will ensure your shares are represented at the Annual Meeting. Please review the instructions on the proxy card or the information forwarded by your bank, broker or other holder of record regarding each of these voting options.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” EACH NOMINEE FOR DIRECTOR LISTED IN PROPOSAL 1,

AND “FOR” PROPOSALS 2 AND 3.

By Order of the Board of Directors

  /s/ Steven N. Bronson

Steven N. Bronson, Chief Executive Officer and President

Simi Valley, California

April [__], 2016

PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD OR

SUBMIT YOUR PROXY USING THE INTERNET OR TELEPHONE.

Use of the enclosed envelope requires no postage for mailing in the United States.

QUALSTAR CORPORATION

130 West Cochran Street, Unit C

Simi Valley, California 93065

PROXY STATEMENT

2016 ANNUAL MEETING OF SHAREHOLDERS

To be held on June 15, 2016 at 10:00 a.m. (Pacific Time)

This Proxy Statement (the “Proxy Statement”) is being furnished to all shareholders of record as of April 25, 2016 by the Board of Directors (the “Board”) of Qualstar Corporation, a California corporation (“Qualstar,” the “Company,” or “we”), in connection with the solicitation of proxies for the Annual Meeting of Shareholders (including any adjournment, postponement, continuation or rescheduling thereof, the “Annual Meeting”) to be held on June 15, 2016 at our principal executive office, located at 130 West Cochran Street, Unit C, Simi Valley, California 93065, at 10:00 a.m. Pacific Time. This Proxy Statement contains important information about the business matters that will be voted on at the Annual Meeting.

GENERAL INFORMATION

Why am I receiving these materials?

We sent you this Proxy Statement because your Board is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement summarizes the information you need to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares of Qualstar’s common stock, no par value. This Proxy Statement, the accompanying WHITE proxy card, our annual report on Form 10-K for the fiscal year ended June 30, 2015 and our transition report on Form 10-KT for the six-month transition period from July 1, 2015 through December 31, 2015 are being made available to shareholders beginning on or about April 27, 2016. Please read this Proxy Statement, as it contains important information you need to know to vote at the Annual Meeting.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

In accordance with the rules of the SEC, we have elected to furnish our proxy materials, including this proxy statement, our annual report and our transition report, primarily via the internet. The notice containing instructions on how to access our proxy materials is first being mailed on or about April [__], 2016 to all stockholders entitled to vote at the Annual Meeting. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the notice. We encourage stockholders to take advantage of the availability of our proxy materials on the internet to help reduce the environmental impact and the costs of our annual meetings of stockholders.

What proposals will be voted on at the Annual Meeting?

At the Annual Meeting, you will be asked to consider and vote upon the following matters:

●	Election of four directors to each serve until the Annual Meeting and until their respective successors will have been duly elected and qualified (Proposal 1);

●	Approval of the appointment of Marcum LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2016 (Proposal 2);

●

Approval of the amendment to the Company’s Restated Articles of Incorporation to implement a reverse stock split, within a range from 1-for-2 to 1-for-20, with the exact ratio of the reverse stock split to be determined by the Board (Proposal 3); and

●	Any other matters, if any, as may properly be brought before the Annual Meeting and any postponement or adjournment of the Annual Meeting.

When and where will the Annual Meeting be held?

The Annual Meeting will be held on June 15, 2016, at 10:00 a.m. Pacific Time, at our principal executive office, located at 130 West Cochran Street, Unit C, Simi Valley, California 93065.

Who is entitled to vote at the Annual Meeting?

The Board has fixed the close of business on April 25, 2016 as the record date for determining those shareholders entitled to notice of, and to vote on, all matters that may properly come before the Annual Meeting. As of the record date, Qualstar had 12,253,117 outstanding shares of common stock entitled to notice of, and to vote at, the Annual Meeting. No other securities are entitled to vote at the Annual Meeting.  Only shareholders of record on the record date are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.

What are the voting rights of shareholders?

Each shareholder of record is entitled to one vote for each share held as of the record date on all matters to come before the Annual Meeting and at any adjournment thereof. Under our Restated Articles of Incorporation, shareholders do not have cumulative voting rights in the election of directors.

How many votes must be present to hold the Annual Meeting?

To conduct business at the Annual Meeting, a quorum must be present. The presence in person or by proxy of shareholders entitled to cast at least a majority of all votes entitled to be cast at the meeting will constitute a quorum. We count proxies marked “withhold authority” as to any director nominee or “abstain” as to a particular proposal for purposes of determining the presence or absence of a quorum at the Annual Meeting for the transaction of business.

How do I vote my shares?

In addition to voting in person at the Annual Meeting or any postponement or adjournment thereof, you may vote by mail, internet or telephone.

Voting by Internet or Telephone.  If you are a registered shareholder (that is, if your stock is registered in your name), you may also vote by internet or telephone by following the instructions included with your WHITE proxy card.  You are encouraged to vote electronically by internet or telephone.  The procedures for each of these voting methods is set forth below.

Vote by Internet.  Use the internet to vote your proxy 24 hours a day, 7 days a week.  Have your WHITE proxy card in hand when you log on.  You will be prompted to enter your Control Number(s) which is located on your WHITE proxy card and then follow the directions given to obtain your records and create a voting instructions form.

Vote by Telephone.  Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week. Have your WHITE proxy card in hand when you call. You will be prompted to enter your Control Number(s) which is located on your WHITE proxy card and then follow the directions given.

If you vote by internet or telephone, you do not need to return your WHITE proxy card.

If your shares are held in “street name” (that is, if your stock is registered in the name of your broker, bank or other nominee), please check your proxy card or contact your broker, bank or other nominee to determine whether you will be able to vote by internet or telephone.

If you need assistance in revoking your proxy or changing your vote, please call the Company at 1-800-468-0680 ext. 114.

Voting by Mail. To vote by mail, please sign, date and return to Qualstar as soon as possible the enclosed WHITE proxy card. An envelope with postage paid, if mailed in the United States, is provided for this purpose. Properly executed proxies that are received in time and not subsequently revoked will be voted as instructed on the proxies. If you vote by internet or by telephone as described above, you need not also mail a proxy to Qualstar.

Voting at the Annual Meeting. You may vote by ballot in person at the Annual Meeting.  If you want to vote by ballot, and you hold your shares in street name (that is, through a bank or broker), you must obtain a power of attorney or other proxy authority from that organization and bring it to the Annual Meeting. Follow the instructions from your bank, broker or other agent or nominee included with these proxy materials, or contact your bank, broker or other agent or nominee to request a power of attorney or other proxy authority. Even if you plan to attend the Annual Meeting, you are encouraged to submit a WHITE proxy card or vote by internet or telephone to ensure that your vote is received and counted. If you vote in person at the Annual Meeting, you will revoke any prior proxy you may have submitted.

How does the Board recommend that I vote?

The Board recommends that you vote as follows:

☐	“FOR” each of the following four (4) nominees to the Board: Steven N. Bronson, David J. Wolenski, Dale E. Wallis, and Nicholas A. Yarymovych (Proposal 1);

☐	“FOR” approval of the appointment of Marcum LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2016 (Proposal 2).

☐

“FOR” approval of the amendment to the Company’s Restated Articles of Incorporation to implement a reverse stock split, within a range from 1-for-2 to 1-for-20, with the exact ratio of the reverse stock split to be determined by the Board (Proposal 3).

What vote is required?

The vote that is required depends upon the matter that is voted upon.

Proposal 1

Directors are elected by a plurality of the votes cast for election of directors and the Board has proposed four (4) nominees. Accordingly, the directors elected will be the four (4) nominees who receive the highest number of “FOR” votes cast at the Annual Meeting by shareholders present, in person, or by proxy, and entitled to vote. If a shareholder does not vote for the election of directors because the authority to vote is withheld, because a proxy is not returned, because the broker holding the shares does not vote, or because of some other reason, the shares will not count in determining the total number of votes for each nominee. WHITE Proxies signed and returned unmarked will be voted FOR the Board’s four (4) nominees (Steven N. Bronson, David J. Wolenski, Dale E. Wallis, and Nicholas A. Yarymovych). Please note that brokers may not vote on the election of directors in the absence of specific client instruction. Those who hold shares in a brokerage account are encouraged to provide voting instructions to their broker. Votes that are not returned, withheld or broker non-votes will have no effect on the outcome of the election. If any nominee is unable to act as director because of an unexpected occurrence, the proxy holders may vote the proxies for another person or the Board may reduce the number of directors to be elected. The holders of the proxy for the Annual Meeting will be Steven N. Bronson and Louann Negrete (the “Proxy Holders”). Proxies solicited by the Board will be voted “FOR” each nominee, unless otherwise instructed.

Proposal 2

Approval of the appointment of Marcum LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2016 will require the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote. For purposes of Proposal 2, abstentions and broker non-votes will not affect the outcome under clause (i), which recognizes only actual votes for or against the proposal. Abstentions and broker non-votes may affect the outcome under clause (ii) because abstentions and broker non-votes are counted for purposes of determining the quorum and have the effect of a vote against the proposal. Proxies solicited by the Board will be voted “FOR” this proposal, unless otherwise instructed.

Proposal 3

Approval of the amendment to the Company’s Restated Articles of Incorporation to implement a reverse stock split, within a range from 1-for-2 to 1-for-20, with the exact ratio of the reverse stock split to be determined by the Board will require the affirmative vote of the shareholders holding a majority of the outstanding shares of our common stock. Consequently, abstentions from voting on the proposal and broker non-votes will not count as votes cast and accordingly will have the same effect as a negative vote on this proposal. Proxies solicited by the Board will be voted “FOR” this proposal, unless otherwise instructed.

Are there any directors not standing for reelection?

Yes. Sean Leder, whose current term on the Board expires at the Annual Meeting, will not stand for reelection at the Annual Meeting. Mr. Leder’s decision not to pursue reelection was not due to a disagreement with the Company, whether with respect to any matter relating to the Company’s operations, policies, or practices or otherwise.

If I give a proxy, how will my shares be voted?

WHITE proxy cards received by us before the Annual Meeting that are properly executed and dated will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy.

If you properly execute and date your WHITE proxy card but do not include voting instructions, your WHITE proxy card will be voted FOR the election of each of the following four (4) director nominees: Steven N. Bronson, David J. Wolenski, Dale E. Wallis, and Nicholas A. Yarymovych, and FOR Proposal 2 and FOR Proposal 3, and in accordance with the best judgment of the Proxy Holders on any other matters that may come before the meeting. Unsigned proxies will not be voted.

If you vote using the website or the telephone number noted on the WHITE proxy card, you do not need to return ANY proxy card.

If the Annual Meeting is postponed or adjourned, a shareholder’s proxy will remain valid and may be voted at the postponed or adjourned meeting. A shareholder still will be able to revoke the shareholder’s proxy until it is voted.

What if other matters are voted on at the Annual Meeting?

With respect to any other matter that properly comes before the Annual Meeting, the Proxy Holders will vote the proxies in their discretion in accordance with their best judgment and in the manner they believe to be in the best interest of Qualstar. For example, if you do not give instructions on your WHITE proxy card or by internet or telephone, and a nominee for Director listed on the WHITE proxy card withdraws before the election (which is not now anticipated), your shares will be voted by the Proxy Holders for any substitute nominee as may be nominated by the Board. The holders of the proxy for the Annual Meeting will be Steven N. Bronson and Louann Negrete.

On the date we filed this Proxy Statement with the Securities and Exchange Commission, the Board did not know of any other matter to be brought before the Annual Meeting.

When will the next shareholder advisory votes on executive compensation and on the frequency of the advisory vote on executive compensation occur?

At our 2011 Annual Meeting of Shareholders, we submitted to the shareholders an advisory vote on whether an advisory vote on executive compensation should be held every one, two or three years. The frequency receiving the highest number of votes was every three years. In accordance with this vote, our Board decided to hold the say-on-pay advisory vote every three years. We anticipate that the next such vote will be held at our 2017 Annual Meeting of Shareholders and that, pursuant to applicable Securities and Exchange Commission rules, the next vote on the frequency of the advisory vote on executive compensation will likewise be held at our 2017 Annual Meeting of Shareholders.

How will my shares be voted if I mark “Abstain” on my proxy card?

We will count a properly executed WHITE proxy card marked “Abstain” as present for purposes of determining whether a quorum is present, but the shares represented by that WHITE proxy card will not be voted at the Annual Meeting for the proposals so marked.

Will my shares be voted if I do not provide instructions to my broker or nominee?

When a matter to be voted on at a shareholders meeting is the subject of a contested solicitation, under NASDAQ rules, brokers no longer have discretion to vote shares that they hold in their name on behalf of a third party. Therefore, if you hold your shares in the name of your broker (sometimes called “street name” or “nominee name”) and you do not provide your broker with specific instructions regarding how to vote on any proposal to be voted on at the Annual Meeting, your broker will not be permitted to vote your shares on that proposal. This is called a “broker non-vote.” For example, if you provide your broker instructions on Proposal No. 1 but not on Proposal No. 2, the broker will vote on Proposal No. 1 as you direct but will not vote your shares on Proposal No. 2

Please remember to give your broker specific instructions when returning your WHITE proxy card. If you previously returned a proxy card without specific instructions regarding how your shares are to be voted, please complete and return the enclosed WHITE proxy card to your broker with specific voting instructions.

Can I revoke my proxy or change my vote?

Any proxy may be changed or revoked at any time prior to the Annual Meeting by submitting a new proxy with a later date, by a later telephone or Internet vote (subject to the telephone or Internet voting deadline), by voting in person at the Annual Meeting or by submitting a revocation in writing. Written revocations must be directed to: Corporate Secretary, Qualstar Corporation, 130 West Cochran Street, Unit C, Simi Valley, California 93065; and they must be received by the Corporate Secretary no later than 5:00 p.m., Pacific Time, on June 14, 2016.

What does it mean if I receive more than one WHITE proxy card?

If you hold your shares in more than one account, you will receive a WHITE proxy card for each account.  To ensure that all of your shares are voted, please vote using each WHITE proxy card you receive or, if you vote by internet or telephone, you will need to enter each of your Control Numbers. Remember, you may vote by telephone or internet or by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided.

Who will solicit proxies on behalf of the Board?

Your vote is being solicited on behalf of the Board, and the Company will pay the costs associated with the solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement.

Who will bear the cost of the solicitation of proxies?

The entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy card and any additional soliciting materials furnished to shareholders, will be borne by Qualstar. Copies of solicitation material will be furnished to banks, brokerage houses, dealers, banks, voting trustees, their respective nominees and other agents holding shares in their names, which are beneficially owned by others, so that they may forward this solicitation material, to beneficial owners. In addition, if asked, we will reimburse these persons for their reasonable expenses in forwarding these materials to the beneficial owners.

What is Qualstar’s internet address?

Qualstar’s internet address is http://www.qualstar.com. You can access this Proxy Statement, Qualstar’s Annual Report on Form 10-K for the fiscal year ended June 30, 2015 and its Transition Report on Form 10-KT for the six-month transition period from July 1, 2015 through December 31, 2015 at this internet address. Qualstar’s filings with the Securities and Exchange Commission (the “SEC”) are available free of charge via a link from this address. Unless expressly indicated otherwise, information contained on our website is not part of this Proxy Statement. In addition, none of the information on the other websites listed in this Proxy Statement is part of this Proxy Statement. These website addresses are intended to be inactive textual references only.

Who can answer my questions?

The Company is available to answer any questions concerning this Proxy Statement, toll free at 1-800-468-0680 ext. 114.

How can I obtain additional copies of these materials or copies of other documents?

Complete copies of this proxy statement, our Annual Report on Form 10-K for the fiscal year ended June 30, 2015 and our Transition Report on Form 10-KT for the six-month transition period from July 1, 2015 through December 31, 2015 are available on our website at http://www.qualstar.com.

Your vote at this year’s meeting is especially important, no matter how many or how few shares you own. Please sign and date the enclosed WHITE proxy card and return it in the enclosed postage-paid envelope promptly or vote by internet or telephone.

ELECTION OF DIRECTORS

(Proposal 1)

In accordance with Qualstar’s amended and restated bylaws, the number of authorized directors constituting the Board is fixed as of the commencement of voting at the Annual Meeting at six (6). The Board is nominating four (4) directors to be elected at the Annual Meeting, each of who will hold office until the next Annual Meeting of Shareholders and until their respective successors are elected and have been qualified or such director’s earlier resignation, death or removal. As a result, there will be two (2) vacancies on the Board. Such vacancies may be filled by a majority of the remaining directors and any such additional directors shall hold office until his or her successor is elected at an annual or a special meeting of the shareholders. Subject to the provisions of Qualstar’s amended and restated bylaws and its restated articles of incorporation, the shareholders may also elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors.

The following four individuals—Steven N. Bronson, David J. Wolenski, Dale E. Wallis, and Nicholas A. Yarymovych—have been designated by the Board as the nominees for election as directors. Messrs. Bronson, Wolenski, Wallis, and Yarymovych currently serve as directors of Qualstar and were all elected to the Board at the 2015 Annual Meeting of Shareholders. Each of these nominees was recommended to the Board by the Nominating and Governance Committee and was approved by the Board. The recommendation of the Board is based on its carefully considered judgment that the experience, record and qualifications of each of its nominees make them the best candidates to serve on the Board. We believe that these four nominees, with their breadth of relevant and diverse experience, represent the best interests of our shareholders and that the four nominees recommended by the Board should be elected.

The nominees of the Board have consented to serving as nominees for election to the Board, to being named in this Proxy Statement and to serving as members of the Board if elected by Qualstar’s shareholders. As of the date of this Proxy Statement, Qualstar has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director. However, if for any reason a nominee becomes unable to serve or for good cause will not serve if elected, the Board upon the recommendation of its Nominating and Governance Committee may designate substitute nominees, in which event the shares represented by proxies returned to us will be voted for such substitute nominees. If any substitute nominees are so designated, we will file an amended proxy statement that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the amended proxy statement and to serve as directors if elected, and includes certain biographical and other information about such nominees required by the applicable rules promulgated by the SEC.

The accompanying WHITE proxy card will not be voted for more than four candidates or for anyone other than the Board’s nominees or designated substitutes. Unless otherwise instructed, the persons named in the accompanying proxy will vote to elect Steven N. Bronson, David J. Wolenski, Dale E. Wallis and Nicholas A. Yarymovych to the Board, unless, by marking the appropriate space on the WHITE proxy card, the shareholder instructs that he, she or it withholds authority from the Proxy Holders to vote.

The following table provides information regarding Qualstar’s nominees, their ages, the year in which each first became a director of Qualstar, their principal occupations or employment during the past five years, directorships held with other public companies at any time during the past five years, and other biographical data.  Included in the biography of each nominee is a description of the particular experience, qualifications, attributes or skills that led the Board to conclude that the nominee should serve as a director of Qualstar.

Name and Age	Business Experience During Last Five Years and Other Directorships

Steven N. Bronson (50)

Steven N. Bronson was elected to the Board on June 30, 2013, and he was appointed as our Chief Executive Officer on July 3, 2013 and our President on January 1, 2016. Mr. Bronson served as Chairman of Qualstar from June 30, 2013 to June 27, 2014 and as President from July 3, 2013 to May 15, 2015. Mr. Bronson may be deemed to beneficially own 26.55% of Qualstar’s common stock. Mr. Bronson has been Chairman and Chief Executive Officer of BKF Capital Group, Inc., since September 2008. In July 2010, Mr. Bronson became Chairman and Chief Executive Officer of Interlink Electronics, Inc. (“Interlink”) and on October 1, 2014, he was appointed President of Interlink. Interlink is a global leader in sensor and human-machine interface technologies. In addition, Mr. Bronson serves as Chairman and Chief Executive Officer of Ridgefield Acquisition Corp. and 4net Software, Inc., both publicly traded companies. The Board has concluded that Mr. Bronson should serve on our Board based on his positions as President and Chief Executive Officer of our company, as well as his substantial experience in the electronics industry.

David J. Wolenski (54)

David J. Wolenski was elected to serve on Board on June 30, 2013 and on June 27, 2014, he was elected as the Chairman of the Board. Mr. Wolenski is the President of Electro-Mechanical Products, Inc. (“EMP”), a privately-held company engaged in the manufacture of precision-machined components and thermal management systems for the Semiconductor, Laser, and Medical Device industries.  He has been a director on EMP’s board since August 2000, and has served as an officer of the Company since November 2002.  From 1996 to 2000, Mr. Wolenski was Chief Executive Officer of OZO Automation, Inc. (OTCBB:OZOA), a publicly-traded company that produced robotic workstations for the electronics industry. As Chief Executive Officer, he also managed the sale of OZO’s assets to JOT Automation of Olunsalo, Finland, and served as President of their Depaneling subsidiary from 2000 to 2001.  From 1983 to 1996, Mr. Wolenski held various positions with Johns Manville Corporation, a worldwide leader in fiberglass insulations and engineered products, which included managerial assignments in manufacturing, business development, and quality assurance.  His past board affiliations have included OZO Automation, Inc. where he was a director from 1996–1999, and Bio-Medical Automation, Inc., where he was a director from 1999–2000.  Mr. Wolenski holds a BS degree in Mechanical Engineering from the University of Colorado at Boulder (1983), and an MBA from the University of Colorado at Denver (1990). The Board has concluded that Mr. Wolenski should serve on our Board based on his senior executive management experience at privately held and publicly held manufacturing companies and his prior experience as a director of other companies.

Dale E. Wallis (66)

Dale E. Wallis was elected to serve on Board on June 30, 2013. Mr. Wallis has over 40 years of business and entrepreneurial experience. In 2011, Mr. Wallis retired after 11 years as Vice President, Chief Financial Officer and Treasurer of The Aerospace Corporation, a $900 million revenue defense contractor that manages much of the US Government’s satellite communications programs.  Prior to Aerospace, Mr. Wallis was Chief Financial Officer for a privately held company and in senior financial management for an international, SEC reporting company.  Earlier in his career Mr. Wallis was a Senior Manager with Ernst & Young and an auditor with KPMG. Mr. Wallis currently is a consultant, adjunct university professor, and board member. Wallis previously served on the board and as audit committee chair for Financial Executives International, a professional organization of over 12,000 CFOs in the US, Canada, Japan and the UK. The Board has concluded that Mr. Wallis should serve on our Board based on his senior financial executive experience at public companies in the manufacturing industry, his public accounting experience and his ongoing consulting work as an accounting educator.

Nicholas A. Yarymovych (51)

Nicholas A. Yarymovych was elected to serve on Board on June 23, 2014. Mr. Yarymovych is currently the Senior Vice President of Global Consulting & Operations at NTT Centerstance Inc. and also served as its Managing Partner. Mr. Yarymovych founded Ventus Technology Solutions, Inc. (Ventus) in 2001, one of the first Salesforce.com consulting partners and served as President and Chief Executive Officer. In early 2011, he merged Ventus with Centerstance, Inc. and was then acquired by NTT in late 2012. Throughout his 25-year professional consulting career, he has launched new business units, established professional services practices, developed core business strategies and led numerous operational turnarounds. Prior, Mr. Yarymovych served as Vice President of e-Business Solutions with QuickStart Technologies where he led the companies’ e-business consulting services division. Prior to QuickStart, Mr. Yarymovych served as a Client Partner with Cambridge Technology Partners in their Strategy and Management Consulting Group. Currently, he serves as an advisor for several private equity firms. Mr. Yarymovych earned an M.B.A. in Management and Operations from Pepperdine University, a B.S. in Aerospace Engineering from the University of Southern California, and majored in a Bachelor of Science degree in Astronautical Engineering while attending the U.S. Air Force Academy. The Board has concluded that Mr. Yarymovych should serve on our Board based on his senior executive management experience and his experience with turnaround companies, mergers and acquisitions.

Vote Required and the Board’s Recommendation

The affirmative vote of a plurality of the total shares of common stock represented in person or by proxy and entitled to vote is required for the election of each of the nominees. Any shares that are not voted, whether by abstention, broker non-votes or otherwise, will not affect the election of directors, except to the extent that the failure to vote for an individual will result in another individual receiving a larger proportion of the votes cast.

It is the intention of the persons named as proxies to vote such proxy FOR the election of all nominees, unless otherwise directed by the shareholder. The Board knows of no reason why any of the nominees would be unable or unwilling to serve, but if any nominee should for any reason be unable or unwilling to serve, the proxies will be voted for the election of such other person for the office of director as the Board may recommend in the place of such nominee.

The Board recommends that shareholders vote “FOR” the election of each nominee LISTED above. PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” EACH NOMINEE, UNLESS OTHERWISE INSTRUCTED.

CORPORATE GOVERNANCE

Director Independence

Our Board has determined that all of our directors satisfy the current “independent director” standards established by rules of The NASDAQ Stock Market, Inc. (“NASDAQ”), except Steven N. Bronson. Each director serving on the Audit Committee of our Board also meets the more stringent independence requirements established by Securities and Exchange Commission rules applicable to audit committees. Our Board has determined that no director has a relationship that would interfere with the exercise of independent judgment in carrying out his responsibilities as a director. There are no family relationships among any of the directors or executive officers of the Company.

The Board and Committee Meetings

During the fiscal year ended June 30, 2015, our Board met 10 times and the committees of our Board held a total of 7 meetings, and during six-month transition period ended December 31, 2015, our Board met 10 times and the committees of our Board held a total of 4 meetings. Each incumbent director attended at least 100% of the aggregate of all meetings of the Board and the committees of the Board, if any, on which he served during each of the fiscal year ended June 30, 2015 and the six-month transition period ended December 31, 2015.

The independent directors meet in executive session on a regular basis without any management directors or employees present.

In accordance with our Corporate Governance Guidelines, which our previous Board adopted on April 26, 2013, directors are expected to attend annual meetings of shareholders. All of our directors attended last year’s annual meeting of shareholders, either telephonically or in person. A copy of our Corporate Governance Guidelines is available in the investors section of the Company’s website at www.qualstar.com.

Committees of the Board

Our Board oversees our risk management. This oversight is administered primarily through the following committees: (i) an Audit Committee, (ii) a Compensation Committee and (iii) a Nominating and Corporate Governance Committee. Each Committee has only independent directors as members.

The Audit Committee

The Audit Committee is comprised solely of non-employee directors who satisfy current NASDAQ standards with respect to independence, financial expertise and experience. During each of the fiscal year ended June 30, 2015 and the six-month transition period ended December 31, 2015, the members of the Audit Committee were: Dale Wallis, David Wolenski, and Sean Leder, with Mr. Wallis serving as the Chairman. The Board has determined that Mr. Wallis qualifies as an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K. Mr. Leder will not be standing for reelection at the Annual Meeting.

The Audit Committee has a written charter that requires the committee to oversee our accounting and financial reporting process, our system of internal controls regarding finance, accounting, legal compliance and ethics, and the audits of our financial statements, a current copy of which is available to stockholders on our website, www.qualstar.com. The primary duties of the Audit Committee consist of, among other things:

•	serving as an independent and objective party to monitor our financial reporting process, internal control system and disclosure control system;

•	reviewing and appraising the audit efforts of our independent accountants;

•

assuming direct responsibility for the appointment, compensation, retention and oversight of the work of the outside auditors and for the resolution of disputes between the outside auditors and our management regarding financial reporting issues;

•	providing an open avenue of communication among the independent accountants, financial and senior management and the Board;

•	reviewing and approving all related party transactions;

•

discussing with management any correspondence from regulators, government agencies, or employee complaints or any reports that raise material issue regarding the Company’s financial statements, processes, or policies; and

•	discussing our policies with respect to risk assessment and risk management.

The Audit Committee held 4 meetings during the fiscal year ended June 30, 2015 and 4 meetings during the six-month transition period ended December 31, 2015.  To ensure independence, the Audit Committee also meets separately with the Company’s independent public accountants apart from meeting with members of management.

The Compensation Committee

The Compensation Committee is comprised solely of non-employee directors who satisfy current NASDAQ standards with respect to independence. During each of the fiscal year ended June 30, 2015 and the six-month transition period ended December 31, 2015, the members of the Compensation Committee were: David J. Wolenski, Sean Leder, and Nicholas A. Yarymovych, with Mr. Leder serving as Chairman. Mr. Leder will not be standing for reelection at the Annual Meeting.

The Compensation Committee oversees the determination of all matters relating to employee compensation and benefits and specifically determines and approves salaries, bonuses and equity-based compensation for our executive officers.

We have adopted a Compensation Committee charter which outlines the Compensation Committee's primary duties which are to:

•

evaluate the performance of the Chief Executive Officer in light of our goals and objectives and determine the Chief Executive Officer's compensation based on this evaluation and such other factors as the Committee shall deem appropriate;

•	determine and approve all executive officer compensation;

•	approve the aggregate amounts and methodology for determination of all salary, bonus, and long-term incentive awards for all employees other than executive officers;

•	review and recommend equity-based compensation plans to the full Board and approve all grants and awards thereunder;

•

review and approve changes to our equity-based compensation plans other than those changes that require stockholder approval under the plans, the requirements of NASDAQ or any exchange on which our securities may be listed and/or any applicable law;

•

review and recommend to the full Board changes to our equity-based compensation plans that require stockholder approval under the plans, the requirements of NASDAQ or any exchange on which our securities may be listed and/or any applicable law;

•	review and approve changes in our retirement, health, welfare and other benefit programs that result in a material change in costs or the benefit levels provided;

•	administer our equity-based compensation plans; and

•	approve, as required by applicable law, the annual Committee report on executive compensation for inclusion in our proxy statement.

The Compensation committee has the authority, in its sole discretion, to retain or obtain advice from compensation consultants, independent legal counsel and other advisers, and is directly responsible for the retention, termination, compensation and oversight of the work of any such consultant, counsel or other adviser. In selecting a consultant, counsel or other adviser, the Compensation Committee must, as required by NASDAQ rules, take into consideration all factors relevant to such person's independence from management, including all factors that NASDAQ identifies in its listing standards. A current copy of the Compensation Committee charter is available to shareholders on our website, www.qualstar.com.

The Compensation Committee held 2 meetings during the fiscal year ended June 30, 2015 and no meetings during the six-month transition period ended December 31, 2015.

The Nominating and Governance Committee

The Nominating and Governance Committee is comprised solely of non-employee directors who satisfy current NASDAQ standards with respect to independence. During each of the fiscal year ended June 30, 2015 and the six-month transition period ended December 31, 2015, the members of the Nominating and Governance Committee were: David J. Wolenski, Sean Leder, and Dale Wallis, with Mr. Wolenski serving as Chairman.  Mr. Leder will not be standing for reelection at the Annual Meeting.

The role of the Nominating and Governance Committee, as set forth in its charter, is to develop and recommend to the Board corporate governance guidelines applicable to Qualstar, assist the Board by identifying, evaluating and recommending candidates for election to the Board, and recommending Board members to serve on each committee of the Board.  A copy of our Nominating and Governance Committee charter is available in the investors section of Qualstar’s website at www.qualstar.com.

The guidelines and procedures for identifying and evaluating nominees for election to the Board are set forth in the charter of the Nominating and Governance Committee. In general, persons considered for nomination to the Board must have demonstrated outstanding achievement, integrity and judgment and such other skills and experience as will enhance the Board’s ability to serve the long-term interests of Qualstar and our shareholders, and must be willing and able to devote the necessary time for Board service. To comply with regulatory requirements, a majority of Board members must qualify as independent directors under NASDAQ rules, and at least one Board member must qualify as an “audit committee financial expert” under rules promulgated by the SEC. In order to qualify for nomination or re-nomination for election to the Board, a candidate must also comply with all applicable provisions of Qualstar’s amended and restated bylaws.

The Nominating and Governance Committee considers potential candidates recommended by current directors, company officers, employees and others, and will consider candidates recommended by shareholders for consideration as director nominees. Our Nominating and Governance Committee charter makes no distinction between whether a director nominee is recommended by a shareholder or by management.  Although we have not received any recommendations for director nominees from shareholders, we expect that the Committee would apply the same process and criteria in evaluating a shareholder recommendation as it would for a management recommendation.  A shareholder wishing to recommend a candidate for nomination to the Board should send a letter to our Corporate Secretary at 130 West Cochran Street, Unit C, Simi Valley, California 93065.  The mailing envelope must contain a clear notation that the enclosed letter is a “Director Nominee Recommendation.”  The letter must identify the author as a shareholder and provide a brief summary of the candidate’s qualifications. Additionally, the Nominating and Governance Committee considers diversity of the Board members’ skill and experience in areas that are relevant to the Company’s business and activities, including operations, finance, marketing and sales. Our Board does not, however, have a formal policy regarding racial/ethnic, gender or other diversity of director candidates, but considers diversity as a factor in evaluating such candidates. At a minimum, candidates recommended for election to the Board must meet the independence standards established by NASDAQ and the criteria set forth above.

The Nominating and Governance Committee held 1 meeting during the fiscal year ended June 30, 2015 and no meetings during the six-month transition period ended December 31, 2015.

Board Leadership Structure and the Role of the Board in the Oversight of Risk Management

Our Board is involved in overseeing the management of risks that face our company.  Historically, potential risks have been considered by the full Board as they became apparent, such as in connection with potential acquisitions, as new business opportunities are evaluated, or with day-to-day operational issues.  Our Audit Committee focuses on risks related to financial information systems and financial reporting, and regularly reports to the full Board regarding its activities and any specific risks that merit attention by the full Board.  Our Compensation Committee has oversight responsibility regarding risks related to the Company’s compensation policies and practices.

Shareholder Communications with the Board

Shareholders wishing to communicate with the Board or with an individual Board member concerning Qualstar may do so by writing to the Board or to the particular Board member, and mailing the correspondence to: Attention: Corporate Secretary, Qualstar Corporation, 130 West Cochran Street, Unit C, Simi Valley, California 93065.  The envelope should indicate that it contains a shareholder communication.

All correspondence received is opened and screened for security purposes. Qualstar’s Corporate Secretary reviews such correspondence and provides the Board at each of its meetings with a summary of all such correspondence and a copy of any correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or the standing committees of the Board or that otherwise requires their attention. The Corporate Secretary will not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. Correspondence relating to accounting, internal controls or auditing matters will be handled in accordance with procedures established by the Audit Committee with respect to such matters.

Code of Business Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics that applies to all employees, officers and directors of Qualstar.  A copy of the Code of Business Conduct and Ethics is available in the investors section of Qualstar’s website at www.qualstar.com, and a copy also may be obtained at no charge by written request to the attention of the Corporate Secretary at 130 West Cochran Street, Unit C, Simi Valley, California 93065.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires Qualstar’s directors and executive officers, and persons who own more than ten percent of Qualstar’s common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock.  Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish Qualstar with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of Section 16(a) reports furnished to us and a review of the shareholders register, during the fiscal year ended June 30, 2015 and the six-month transition period ended December 31, 2015, our officers, directors and greater than ten percent beneficial owners complied with all Section 16(a) filing requirements, except that Steven N. Bronson inadvertently filed three late Form 4s due to an administrative oversight, each of Nicholas Yarymovych, Jan Daniel Ko Chieh and Louann Negrete inadvertently filed late Form 3s due to an administrative oversight and William J Gervais inadvertently filed a late Form 4 due to an administrative oversight. In addition, after the six-month transition period ended December 31, 2015, each of Steven N. Bronson and David J. Wolenski inadvertently filed a late Form 4 due to an administrative oversight.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of March 31, 2016 for:

●	each person (or group of affiliated persons) who we know beneficially owns more than 5% of our common stock;

●	each of our directors and nominees for election to the Board;

●	each of the executive officers named in the summary compensation table; and

●	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes sole or shared voting and investment power with respect to shares.  Except as indicated by footnote, the persons named in the table have sole voting and sole investment control with respect to all shares beneficially owned, subject to community property laws where applicable. The percentage of shares beneficially owned is based on 12,253,117 shares of common stock outstanding as of March 31, 2016.  Shares of common stock subject to options, warrants or rights currently exercisable or exercisable within 60 days of March 31, 2016, are deemed outstanding for computing the percentage ownership of the person holding such options, warrants or rights, but are not deemed outstanding for computing the percentage ownership of any other person. The address for those individuals for which an address is not otherwise indicated is: c/o Qualstar Corporation, 130 West Cochran Street, Unit C, Simi Valley, California 93065.

	Common Shares	Options Exercisable Within 60	Beneficial Ownership
Name	Owned	Days (1)	Number	Percent
BKF Capital Group, Inc. (2)	—	—	3,288,509	26.8%
BKF Asset Holdings, Inc.(3)	3,288,509	—	3,288,509	26.8%
Steven N. Bronson (4)	57,700	200,000	3,546,209	28.9%
Sean M. Leder (5)	94,110	—	94,110	*
Lloyd Miller, III (6)	1,856,534	—	1,856,534	15.2%
222 Lakeview Avenue, Suite 160-365
West Palm Beach, FL 33401
Randy Johnson(7)	—	30,750	30,750	*
William J. Gervais	2,443,864	—	2,443,864	19.9%
1925 Angus Avenue, Unit B
Simi Valley, California 93063
Dimensional Fund Advisors, LP (9)	764,225	—	764,225	6.2%
6300 Bee Cave Road, Austin, TX 78746
Nicholas A. Yarymovych(6)	40,000	—	40,000	*
David J. Wolenski (9)	5,000	—	5,000	*
All directors and officers as a group (5 persons)	3,485,319	230,750	3,716,069	30.3%

______________________________

*Less than 1.0%

(1)	Represents shares that may be acquired upon exercise of options, warrants or rights which are either currently vested or will vest within 60 days of March 31, 2016.

(2)

Based on information contained in reports filed with the Securities and Exchange Commission, BKF Capital Group, Inc. may be deemed the beneficial owner of 3,283,241 shares of Qualstar, all of which are held directly by BKF Asset Holdings, Inc., a wholly owned subsidiary of BKF Capital Group, Inc. Steven N. Bronson is the Chairman, CEO and majority shareholder of BKF Capital Group, Inc. and is deemed to have sole voting and investment power with respect to the shares of common stock owned by BKF Capital Group, Inc.

(3)

Based on information contained in reports filed with the Securities and Exchange Commission, BKF Asset Holdings, Inc. owns 3,283,241 shares of Qualstar common stock. Steven N. Bronson is the Chairman, CEO and majority shareholder of BKF Capital Group, Inc., of which BKF Capital Group, Inc. is a wholly owned subsidiary, and is deemed to have sole voting and investment power with respect to the shares of common stock owned by BKF Asset Holdings, Inc.

(4)

Based on information contained in reports filed with the Securities and Exchange Commission, Mr. Bronson is the owner of 57,700 shares of Qualstar and options to purchase 200,000 shares of common stock.  Additionally, Mr. Bronson, as the Chairman, CEO and majority shareholder of BKF Capital Group, Inc., may be deemed to beneficially own the 3,283,241 shares of Qualstar held by BKF Asset Holdings, Inc.

(5)

Based on information contained in reports filed with the Securities and Exchange Commission, Sean M. Leder, beneficially owns 94,110 shares of Qualstar as of March 16, 2015. Mr. Leder will not be standing for reelection at the Annual Meeting.

(6)	Based on information contained in reports filed with the Securities and Exchange Commission, Lloyd Miller, III, beneficially owns 1,856,534 shares as of August 19, 2015

(7)	Randy Johnson is our Vice President and General Manager of N2Power and has an option to purchase 32,000 shares of our common stock.

(8)

Based on information contained in reports filed with the Securities and Exchange Commission, Dimensional Fund Advisors, LP, an investment adviser, beneficially owns 764,225 shares as of December 31, 2015.

(9)	Based on information contained in reports filed with the Securities and Exchange Commission, Nicholas A. Yarymovych, beneficially owns 40,000 shares of Qualstar as of November 19, 2014.

(10)	Based on information contained in reports filed with the Securities and Exchange Commission, David J. Wolenski beneficially owns 5,000 shares as of December 31, 2015.

EXECUTIVE OFFICERS

The biography for Steven N. Bronson, our President, Chief Executive Officer and member of our Board, is located in “Election of Directors” above.

Randy D. Johnson. Mr. Johnson, age (58) has been Vice President and General Manager of N2Power since March 25, 2010. Mr. Johnson joined Qualstar in 2002 as Business Unit Manager for N2Power. From 2000 to 2002, Mr. Johnson held the position of Vice President and Business Unit Manager for Flightware Ltd., a business solutions software company. From 1983 to 2000, Mr. Johnson was employed by Integrated Business Computers, a business computer manufacturer, where he held the position of Vice President of Sales and Marketing. Mr. Johnson graduated with a B.A. degree in Business and Political Science from Westmont College in 1980, and earned his MBA in Technology Management from the University of Phoenix in 1999.

Louann Negrete. Ms. Negrete , age (56), was appointed Chief Financial Officer on December 2, 2013. Ms. Negrete has more than 15 years of experience in public company accounting. Prior to joining Qualstar, Ms. Negrete was the Director of Corporate Accounting for LINE 6, Inc. Prior to Line 6 she was the Corporate Controller and CFO for 6 years at Interlink Electronics, Inc., a publicly traded company. She also served for 6 years as the Corporate Controller for publicly traded Biosource International, Inc. BioSource acquired two companies while she was controller and eventually the entire company was sold. She also held positions of controller, at US Stamp and assistant controller, at Patagonia, two other manufacturing companies. Additionally, she has over 6 years in public accounting. Ms. Negrete holds a CPA license from the State of California. She graduated from California State University, Northridge with a BS degree in Business Administration, Accounting.

COMPENSATION DISCUSSION AND ANALYSIS

This section contains a discussion of the material elements of compensation awarded to, earned by, or paid to our principal executive officer, our principal financial officer, and our other executive officers who were serving as executive officers of Qualstar at June 30, 2015 and at the end of the six-month transition period on December 31, 2015.  These individuals are identified in the Summary Compensation Table and other compensation tables that follow this section, and are referred to throughout this report as our “named executive officers.”

Our Board has a standing Compensation Committee, which is comprised solely of non-employee directors who satisfy current NASDAQ standards with respect to independence.

During the fiscal year ended June 30, 2015 and the six-month transition period ended December 31, 2015, the members of the Compensation Committee were: Sean M. Leder, Nicholas A Yarymovych and David J. Wolenski, with Mr. Leder serving as Chairman. Mr. Leder will not be standing for reelection at the Annual Meeting.

The Compensation Discussion and Analysis below is a discussion of the material elements of compensation awarded to, earned by, or paid to our principal executive officer, our principal financial officer, and our other executive officers who were serving as executive officers of Qualstar at June 30, 2015 and at the end of the six-month transition period on December 31, 2015.

Executive Summary and Overview of Compensation for Fiscal 2015 and Six-Month Transition Period Ended December 31, 2015

Our Company’s long-term success depends on our ability to fulfill the expectations of our customers in a competitive environment and deliver value to shareholders. To achieve these goals, it is critical that we are able to attract, motivate, and retain highly talented individuals at all levels of the organization that are committed to Qualstar’s values and objectives.

Qualstar strives to provide compensation that is (a) linked to shareholder value creation, (b) reflective of the overall performance of Qualstar and each individual executive, and (c) considerate of the competitive market levels of compensation needed to recruit, retain and motivate top executive talent, while remaining consistent with the other objectives.

Compensation Philosophy and Objectives

Qualstar’s executive compensation program is based on the same objectives that guide Qualstar in establishing all of its compensation programs:

●

Compensation fosters the long-term focus required for Qualstar’s success. In general, the compensation of Company executives includes longer-term incentives because they are in a greater position to influence longer-term results.

●

Compensation reflects the level of job responsibility, individual performance, and Company performance. As employees progress to higher levels in the organization, an increasing proportion of their pay should be linked to Company performance and shareholder returns because those employees are more able to affect Qualstar’s operating results.

●

Compensation reflects the value of the job in the marketplace. To attract and retain a highly skilled work force, we must remain competitive with the pay of other employers who compete with us for talent.

●

While compensation programs and individual pay levels will always reflect differences in job responsibilities, geographies and marketplace considerations, the overall structure of the compensation and benefit programs should be broadly similar and equitable across the organization.

Overview of Executive Compensation Program

The Compensation Committee

The Compensation Committee has responsibility for establishing, implementing and monitoring adherence to Qualstar’s compensation philosophy. Accordingly, the Compensation Committee strives to develop and maintain competitive, progressive programs that attract, retain and motivate high-caliber employees, foster teamwork, and maximize the long-term success of Qualstar by appropriately rewarding our employees for their achievements. The Compensation Committee evaluates risks and rewards associated with Qualstar’s overall compensation philosophy and structure.

Role of Executive Officers in Compensation Decisions

The Compensation Committee meets with Qualstar’s Chief Executive Officer and other senior executives in order to obtain recommendations with respect to Qualstar’s compensation programs and practices for executives and other employees. Management discusses with the Compensation Committee the practices that have been put in place to identify and mitigate, as necessary, potential risks. The Chief Executive Officer annually reviews the performance of each executive officer, other than himself. The Chief Executive Officer’s performance is reviewed annually by the Compensation Committee.

With support from market compensation data, performance reviews and other information, management makes recommendations to the Compensation Committee on the base salaries, bonus targets and equity compensation for the executive officers and other employees. The Compensation Committee takes management’s recommendations into consideration, but is not bound by management’s recommendations with respect to executive compensation.

While management attends certain meetings of the Compensation Committee, the Compensation Committee also holds executive sessions not attended by any members of management or by non-independent directors. The Compensation Committee makes all compensation decisions in respect of the executive officers and approves recommendations regarding equity awards to all employees of the Company.

Executive Officer Compensation Elements

For each of the fiscal year ended June 30, 2015 and the six-month transition period ended December 31, 2015, the principal components of compensation for named executive officers were: (1) base salary, (2) performance-based incentive compensation, (3) long-term equity incentive compensation, (4) personal benefits, and (5) other compensation. In determining the amount and relative allocation among each component of compensation for each named executive officer, the Compensation Committee considered, among other factors, the Company’s and each named executive officer’s experience level and historical performance, compensation paid by companies comparable in size to Qualstar, data obtained from management’s recruitment activities, historical rates of executive compensation, Company revenues and profitability, and alignment with the Company’s overall compensation philosophy.

Base Salary

Base salaries are set at levels that the Compensation Committee deems to be sufficient to attract and retain highly talented executive officers capable of fulfilling the Company’s key objectives. Base salaries are also set with the goal of rewarding executive officers on a day-to-day basis for their time and services while encouraging them to strive for performance-based and long-term incentives.

The table below shows the base salary established by the Compensation Committee for each of our named executive officers for the fiscal years ended 2015 and 2016, respectively, and the percentage change compared to the prior fiscal year. Salary adjustments typically do not coincide with the beginning of the fiscal year, so the amounts shown below may differ from those shown in the Fiscal 2015 Summary Compensation Table.

Name and Principal Position	Fiscal 2015 Base Salary		Percent Change versus Fiscal 2014 Base Salary	Fiscal 2016 Base Salary	Percent Change versus Fiscal 2015 Base Salary

Steven N. Bronson	$200,000		0%	$200,000	0%
Chief Executive Officer and President

Randy D. Johnson	$200,000		0%	$200,000	0%
Vice President and General Manager, N2Power

Louann Negrete	$135,000		0%	$135,000	0%
Chief Financial Officer

Daniel Jan	$250,000	(1)	25%	─	─
President(1)

__________

(1)

Mr. Jan was appointed Executive Vice President on April 1, 2014 and President on May 15, 2015. In addition to his base salary, Mr. Jan received a restricted stock grant of 100,000 restricted shares of the Company, subject to vesting. Mr. Jan was terminated as of December 31, 2015, at which time none of the 100,000 restricted shares had vested and thus all were forfeited. Mr. Jan was also eligible to receive a bonus of up to $60,000, which he did not receive.

Steven N. Bronson has been the Company’s Chief Executive Officer since July 3, 2013, pursuant to a written employment agreement. Mr. Bronson previously served as the Company’s President from July 3, 2013 to May 15, 2015, and he was reappointed to this position on January 1, 2016, following the departure of Daniel Jan. The agreement provided Mr. Bronson with a base salary of $200,000 per year. Mr. Bronson’s employment agreement also provided for a discretionary bonus of 50% of his base salary, equaling $100,000.00, based on his success in the following areas: organizational restructuring, a return to P&L profitability (or a return to breakeven), positive operating cash flow, cost containment (at the gross line and within SG&A), sales network expansion, and public company compliance. The employment agreement also provided the Board discretion in granting Mr. Bronson equity based on his performance.

On October 8, 2014, the Board approved a new employment agreement for Steven N. Bronson for the fiscal year July 1, 2014 through June 30, 2015, which we refer to as the Bronson Employment Agreement. Pursuant to the agreement, Mr. Bronson is engaged as the Company’s Chief Executive Officer and President with a base salary of $200,000 per year. The Bronson Employment Agreement also provides for a discretionary bonus of 75% of his base salary, or up to $150,000.00, based on his success in the following areas: organizational restructuring, a return to P&L profitability (or a return to breakeven), positive operating cash flow, cost containment (at the gross line and within SG&A), sales network expansion, and public company compliance. The Bronson Employment Agreement also provides for the issuance of options to purchase 100,000 shares of the Company’s common stock, which vested on June 30, 2015. As of June 30, 2015, the Bronson Employment Agreement expired. However, Mr. Bronson continues to serve as our President and Chief Executive Officer on an agreed upon day-to-day basis, until such time as he is replaced, ends the day-to-day agreement, or a new agreement is entered into.

Daniel K. Jan served as the Company’s President from May 15, 2015 to December 31, 2015, and served as the Company’s Executive Vice President from April 1, 2015 to May 15, 2015. Mr. Jan’s employment agreement provided for an annual base salary of $200,000. Pursuant to his employment agreement, the Company issued Mr. Jan 100,000 shares of Qualstar restricted common stock, subject to vesting. Mr. Jan was terminated as of December 31, 2015, at which time none of the 100,000 restricted shares had vested and thus all were forfeited. Mr. Jan was also eligible to earn a discretionary cash bonus in the amount of 30% of annual salary or $60,000, based on specific targets for the fiscal year ended June 30, 2015, and a special bonus, with the amount to be determined by the Board, based on his origination and contribution to closing an acquisition or a business opportunity that results in increased revenues and earnings for Qualstar for the fiscal year ended June 30, 2015. Neither bonus was earned by Mr. Jan, and thus neither bonus was paid by the Company. Additionally, the Company agreed to reimburse Mr. Jan for temporary housing for a period of one year not to exceed $1,500 per month. Mr. Jan was terminated as of December 31, 2015, at which time all unvested shares of restricted stock were forfeited.

Louann Negrete has been the Company’s Chief Financial Officer since December 2, 2013. Ms. Negrete’s employment agreement provides for an annual salary of $135,000, plus a one time guaranteed bonus of $10,000 after the first year, which was paid in December 2014.

Performance-Based Incentive Compensation

The Company utilizes an annual cash bonus program, which is intended to reward executive officers based on the Company’s overall performance and the individual named executive officer’s contributions to that performance (“Performance Based Plan”). In determining an annual bonus for each named executive officer, we evaluate performance as measured against certain objective financial metrics as well as individual performance goals. We believe that the Performance Based Plan provides incentives that are necessary to retain executives and reward them for our short-term performance in the pursuit of our larger business objectives and is designed to provide for a portion of our cash compensation for named executive officers to be variable based upon Company and individual performance.

Mr. Bronson was paid a bonus of $100,000 for the fiscal year ended June 30, 2015. This was equal to fifty percent (50%) of Mr. Bronson’s base salary, rather than the maximum 75% of base salary he could have earned pursuant to the Bronson Employment Agreement. While the Compensation Committee agreed that the accomplishments made by Mr. Bronson in fiscal 2015 were significant, not all performance metrics had been addressed to the Compensation Committee’s complete satisfaction. As such, the members unanimously agreed that Mr. Bronson’s bonus compensation should reflect this fact, and that the award should be less than the maximum amount allowed under the Bronson Employment Agreement.

Ms. Negrete and Mr. Johnson each received an annual cash bonus of $10,000, respectively, reflective of their contributions to the Company for the fiscal year ended June 30, 2015. Ms. Negrete also received a $10,000 December 2, 2014, after one year of employment, in accordance with her employment offer letter.

Based on the Company’s performance, there were no bonuses awarded for the six months ended December 31, 2015.

Long-Term Equity Incentive Compensation

The Company has a long term equity incentive plan, which is intended to retain executive officers and reward executive officers based on the Company’s performance (“Equity Incentive Plan”). Equity incentives, like stock options and restricted stock awards are granted to executive officers as long-term incentives in order to align executives’ performance with the interests of the Company’s shareholders and also encourage retention. For the transition period ending December 31, 2015, the Compensation Committee did not award any equity incentive compensation targets for the executive officers.

Our 2008 Stock Incentive Plan authorizes the Company to grant stock options to purchase, in the aggregate, up to 500,000 shares of our common stock. This plan was adopted by the Board of Directors in November 2008 and approved by our shareholders in March 2009. Under the plan, the exercise price of stock options must be no less than the closing price of our common stock on the date of grant or in the case of incentive stock option the exercise price must be no less than 110% of the closing price of our common stock on the date of grant. It is our policy to grant stock options only at duly held meetings of our Board of Directors, with an exercise price equal to the closing price of our common stock on the date of the Board meeting.

Stock options and restricted stock awarded to executive officers during each of the fiscal year ended June 30, 2015 and the six-month transition period ended December 31, 2015 are set forth in the table below entitled “Summary Compensation Table.”

Personal Benefits

As employees, the executives are eligible to participate in health and welfare benefits, as offered to our general workforce, designed to attract and retain a skilled workforce in a competitive marketplace. These benefits help ensure that the Company has a healthy and focused workforce through reliable and competitive health and other personal benefits. These benefits were considered in relation to the total compensation package, but did not materially impact decisions regarding other elements of executive officer compensation.

Other Compensation

The Bronson Employment Agreement provided that Mr. Bronson would be employed by the Company for a one year term beginning on July 3, 2014 (the “Start Date”) through June 30, 2015 and specified his base salary at the rate of $200,000 per year, as well as a potential target incentive bonus of 75% of his base salary as described above under the caption entitled “Performance-Based Incentive Compensation.”

The Bronson Employment Agreement provided further that if he was terminated by the Company without cause or if he resigned for good reason, he would receive (1) a severance payment equal to six (6) months of his base salary; (2) payment of insurance benefits for six (6) months; and (3) accelerated vesting of all his then unvested stock options. “Cause” includes, among other acts, any act of fraud, embezzlement or dishonesty which materially adversely affects the business of the Company or any successor entity, any unauthorized use or disclosure of confidential information or trade secrets of the Company, any material act or omission involving malfeasance or gross negligence in the performance of the executive’s duties and any material deviation from any of the Company’s or a successor entity’s policies. “Good reason” includes, among other acts, a demotion or material reduction in responsibility level, a decrease in level of his compensation by more than ten percent (10%), and a relocation of more than 30 miles from the executive’s current work place.

Tax and Accounting Implications

Under Section 162(m) of the Internal Revenue Code, we generally receive a federal income tax deduction for compensation paid to any of our named executive officers only to the extent total compensation does not exceed $1.0 million during any fiscal year or if it is “performance-based” under Section 162(m). During each of the fiscal year ended June 30, 2015 and the six-month transition period ended December 31, 2015, none of the executive officers of the Company had non-performance-based compensation in excess of $1,000,000.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed the foregoing Compensation Discussion and Analysis and has discussed its contents with Qualstar’s management and the Board. Based on the review and discussions, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the Members of the Compensation Committee

David J. Wolenski (Chairman)
Sean M. Leder
Nicholas A. Yarymovych

RISKS RELATED TO COMPENSATION POLICIES AND PRACTICES

We believe that our compensation programs have been appropriately designed to attract and retain talent and properly incentivize our employees. To the extent our compensation programs provide for incentive-based compensation, these programs are designed to pay for performance and, thus, encourage only appropriate risk-taking. These programs are also subject to funding caps and oversight of the Compensation Committee and various functional departments of the Company to ensure that our employees, including our executive officers, are not encouraged to take excessive or unnecessary risks in managing our business. As a result, we believe that our compensation programs are not likely to create excessive risks that would have a materially adverse effect on the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Our Board has a standing Compensation Committee. During the fiscal year ended June 30, 2015 and the six-month transition period ended December 31, 2015, the members of the Compensation Committee were: Sean M. Leder, Nicholas A. Yarymovych and David J. Wolenski, with Mr. Leder serving as the Chairman. Mr. Leder will not be standing for reelection at the Annual Meeting.

During the fiscal year ended June 30, 2015 and the six-month transition period ended December 31, 2015, none of our executive officers served:

●

as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire the board of directors) of another entity, one of whose executive officers served as a member of our Compensation Committee;

●	as a director of another entity, one of whose executive officers served as a member of our board of directors; or

●

as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire the board of directors) of another entity, one of whose executive officers served as a member of our board of directors.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following tables show information about the compensation earned by our principal executive officer, our principal financial officer, and our other executive officers who were serving as executive officers at December 31, 2015 and June 30, 2015, respectively. These officers are referred to in this report as the “named executive officers.”

Name and Principal Position	Year		Salary (1) ($)	Bonus (1) ($)	Stock Awards (2) ($)	Option Awards (3) ($)	All Other Compensation (4) ($)		Total ($)
Steven N. Bronson	2015	*	$100,000	$—	—	—	$24,607		$124,607
Chief Executive Officer	2015		200,780	100,000	—	54,000	21,897		376,677
	2014		199,231	100,000	—	—	10,463		309,694
	2013		—	—	—	—	—		—

Daniel K. Jan (5)	2015	*	134,615	—	—	—	51,727	(6)	186,342
President	2015		202,692	—	—	—	46,163	(7)	248,855
	2014		50,769	—	161,000	—	426		212,195
	2013		—	—	—	—	—		—

Louann Negrete	2015	*	67,500	—	—	—	1,198		68,698
Chief Financial Officer	2015		135,519	20,000	—	—	1,105		156,624
	2014		78,403	—	—	—	129		78,532
	2013		—	—	—	—	—		—

Randy Johnson	2015	*	100,000	—	—	—	1,146		101,146
Vice President and	2015		200,782	10,000	—	—	3,375		214,157
General Manager,	2014		204,628	—	—	—	1,947		206,575
N2Power	2013		210,428	10,000	—	—	1,705		222,133

_______________________

*	For the six-month transition period ended December 31, 2015.

(1)	The amounts shown in these columns reflect salary and bonuses paid to the named executive officers for each of the fiscal years indicated.

(2)	The amounts shown in this column represent the fair value of restricted stock awards at the date of grant.

(3)	The amounts shown in this column represent the fair value of stock option awards at the date of grant.

(4)	The amounts shown above under “All Other Compensation” represent premiums for disability and life insurance, health insurance and severance payments.

(5)

On April 1, 2014, Mr. Jan was granted 100,000 restricted shares of Qualstar common stock (the “Restricted Stock”) pursuant to his employment agreement with Qualstar, subject to vesting. However, Mr. Jan was terminated as of December 31, 2015, at which time none of the 100,000 restricted shares had vested and thus all were forfeited.

(6)	Other compensation for Daniel K. Jan included the accrued paid leave through the end of his employment, December 31, 2015.

(7)	Other compensation provided to Daniel K. Jan was for one year temporary housing, health, life and disability insurance.

Grants of Plan-Based Awards

On March 25, 2014, in connection with the employment of Daniel K. Jan, the Board authorized and approved the issuance of 100,000 unregistered restricted shares of the Company’s common stock (the “Restricted Shares”) to Mr. Jan, subject to vesting. Mr. Jan was terminated as of December 31, 2015, at which time none of the 100,000 restricted shares had vested and thus all were forfeited.

On August 20, 2014, pursuant to Steven N. Bronson’s employment agreement for the year ended June 30, 2014, the Company granted Steven N. Bronson an option to purchase 100,000 shares of the Company’s common stock (the “2014 Option Shares”) pursuant to the Plan. The 2014 Option Shares are exercisable for a period of five years at a price of $1.23 per share and they vested in full and were exercisable at issuance.

On October 8, 2014, pursuant to Steven N. Bronson’s employment agreement for the year ended June 30, 2015, the Company granted Steven N. Bronson an option to purchase 100,000 shares of the Company’s common stock (the “2015 Option Shares”) pursuant to the Plan. The 2015 Option Shares are exercisable for a period of five years at a price of $1.27 per share and they vested in full on June 30, 2015.

Outstanding Equity Awards

The following tables provide information regarding outstanding equity awards held by each named executive officer as of the end of the fiscal year ended June 30, 2015 and the six-month transition period ended December 31, 2015, including the number of unexercised vested and unvested stock options.

Outstanding Equity Awards at June 30, 2015

	Option Awards				Stock Awards

	Number of Securities Underlying Unexercised Options (#)(1)		Option Exercise Price	Option Expiration	Number of Shares or Units of Stock That Have Not Vested	Market value of shares of units of stock that have not vested
Name	Exercisable	Unexercisable	($)	Date	(#)	($) (2)
Steven N. Bronson	100,000	—	$1.23	8/20/2019
Steven N. Bronson	100,000	—	$1.27	6/30/2020	—	—
Randy Johnson	12,000	—	$3.10	3/24/2018	—	—
Randy Johnson	15,000	5,000	$1.89	6/18/2022	—	—
Daniel K. Jan(3)	—	—	—	—	100,000	$116,000

(1)

Stock options granted to the named executive officers vest over four years at the rate of 25% of the options as of each anniversary of the date of grant, provided that the executive is still employed by Qualstar on the vesting date.

(2)	This column represents the market value of the shares of our common stock underlying the restricted stock as of June 30, 2015, based on a closing market price of $1.16 per share.

(3)

Restricted stock was granted to Daniel K. Jan on April 1, 2014, to vest as follows: 33,333 on April 1, 2017; 33,333 on April 1, 2018 and 33,334 on April 1, 2019. Daniel K. Jan was terminated as of December 31, 2015, at which time all unvested shares of restricted stock were forfeited.

Outstanding Equity Awards at December 31, 2015

	Option Awards				Stock Awards

	Number of Securities Underlying Unexercised Options (#)(1)		Option Exercise Price	Option Expiration	Number of Shares or Units of Stock That Have Not Vested	Market value of shares of units of stock that have not vested
Name	Exercisable	Unexercisable	($)	Date	(#)	($)
Steven N. Bronson(2)	100,000	—	$1.23	8/20/2019	—	—
Steven N. Bronson(3)	100,000	—	$1.27	6/30/2020	—	—
Randy Johnson	12,000	—	$3.10	3/24/2018	—	—
Randy Johnson	15,000	5,000	$1.89	6/18/2022	—	—

(1)

Stock options granted to the named executive officers vest over four years at the rate of 25% of the options as of each anniversary of the date of grant, provided that the executive is still employed by Qualstar on the vesting date. The amounts shown in this column represent the remaining unvested portion of each option grant.

(2)	Stock options granted to the named executive officer vested immediately on the grant date, August 20, 2014.

(3)	Stock options granted to the named executive officer vested on June 30, 2015.

Option Exercises

No executive officer exercised any stock options during the fiscal year ended June 30, 2015 or the six-month transition period ended December 31, 2015.

Director Compensation

Each of our non-employee directors receives cash fees as compensation for their service on the Board and the committees of the Board on which they are a member. The tables below set forth cash compensation earned by each non-employee director during the transition year ended December 31, 2015 and the fiscal year ended June 30, 2015.

Fiscal Year 2015 Director Compensation Table

Name	Fees Earned or Paid in Cash (1) ($)	Total ($)
Steven N. Bronson	$—	$—
Dale E. Wallis	20,000	20,000
Sean M. Leder(2)	18,000	18,000
David J. Wolenski	25,500	25,500
Nicholas A. Yarymovych	15,000	15,000

_____________________

(1)

The amounts shown in this column represent the amount of cash compensation earned in the fiscal year ended June 30, 2015 for service on the Board and any committees of the Board on which the director was a member during the fiscal year ended June 30, 2015.

(2)	Mr. Leder will not be standing for reelection at the Annual Meeting.

During the fiscal year ended on June 30, 2015, each of our non-employee directors received a stipend of $15,000 per year, paid quarterly. The Chairman of the Audit Committee received an additional stipend of $5,000 per year paid quarterly, the Chairman of the Compensation Committee received an additional stipend of $3,000 per year paid quarterly, the Chairman of the Nominating and Governance Committee received an additional stipend of $3,000 per year paid quarterly and the Chairman of the Board received an additional stipend of $7,500 per year paid quarterly. No fees were paid for service on the Board to directors who were employees of Qualstar.

 Transition Period Ended December 31, 2015 Director Compensation Table

Name	Fees Earned or Paid in Cash (1) ($)	Total ($)
Steven N. Bronson	$—	$—
Dale E. Wallis	10,000	10,000
Sean M. Leder(2)	9,000	9,000
David J. Wolenski	12,750	12,750
Nicholas A. Yarymovych	7,500	7,500

_____________________

(1)

The amounts shown in this column represent the amount of cash compensation earned in the transition period ended December 31, 2015 for service on the Board and any committees of the Board on which the director was a member during the transition period ended December 31, 2015.

(2)	Mr. Leder will not be standing for reelection at the Annual Meeting.

During the transition period ended on December 31, 2015, each of our non-employee directors received a stipend of $15,000 per year, paid quarterly. The Chairman of the Audit Committee received an additional stipend of $5,000 per year paid quarterly, the Chairman of the Compensation Committee received an additional stipend of $3,000 per year paid quarterly, the Chairman of the Nominating and Governance Committee received an additional stipend of $3,000 per year paid quarterly and the Chairman of the Board received an additional stipend of $7,500 per year paid quarterly. No fees were paid for service on the Board to directors who were employees of Qualstar.

Potential Benefits Upon Termination or a Change in Control

In the event Mr. Bronson is terminated without cause or he terminates his employment for good reason, then among other things, Mr. Bronson will be entitled to receive six months of his base salary as severance.

Stock options granted under the Plan and our 1998 Stock Incentive Plan provide that upon certain circumstances in the event of or following a change in control of Qualstar, the unvested portion of such stock options will accelerate and become immediately vested in full. In general, a change in control is deemed to occur if we were to sell substantially all of our assets or if Qualstar were to merge into, consolidate with or enter into reorganization with another entity in a transaction in which Qualstar is not the surviving corporation.

If a change in control occurs and the acquiring entity does not assume and continue the employee’s rights under the unvested stock options, then all unvested stock options will accelerate and vest in full upon the occurrence of the change in control. If the acquiring entity does assume the employee’s rights under the unvested stock options, but the employee’s employment subsequently is terminated without cause, or if the employee resigns for good reason after the change in control, then all unvested stock options held by the employee would accelerate and vest in full as of the date of termination.

The reasons for which an employee may voluntarily resign and trigger acceleration of vesting include a change in the employee’s position which materially reduces his or her duties and responsibilities or the level of management to which the employee reports, a reduction in the employee’s level of compensation and benefits by more than 15 percent, or a relocation of employee’s principal place of employment by more than 30 miles without his or her consent.

Transactions with Related Persons

In accordance with the charter of the Audit Committee of our Board, the Audit Committee is responsible for reviewing any proposed transaction with any related person which involves a potential conflict of interest or for which approval is required under applicable Securities and Exchange Commission and NASDAQ rules. Currently, this review and approval requirement applies to any transaction to which Qualstar will be a party, in which the amount involved exceeds $120,000, and in which any of the following persons will have a direct or indirect material interest: (a) any of our directors or executive officers, (b) any nominee for election as a director, (c) any security holder who is known to us to own of record or beneficially five percent or greater of our common stock, or (d) any member of the immediate family of any of the persons described in the foregoing clauses (a) through (c).

In the event that management becomes aware of any related person transaction, management will present information regarding the proposed transaction to the Audit Committee for review. Approval of a transaction with a related person requires the affirmative vote of a majority of the members of the Audit Committee or of a majority of the members of the full Board. If the related person transaction involves a member or members of the Board, approval requires a majority vote of the directors who do not have a financial interest in the transaction.

On May 1, 2014, Qualstar entered into a license agreement (the “License Agreement”) with BKF Capital Group, Inc. (“BKF”). Pursuant to the License Agreement, BKF has a license to occupy and use one furnished office located at Qualstar’s executive offices located at 3990-B Heritage Oak Court, Simi Valley, California 91361 (the “Premises”). Pursuant to the License Agreement, BKF pays to Qualstar a license fee equal to $14,400 per year, or $1,200 per month, for use of the Premises. BKF also has access to a telephone line and other services as described in the License Agreement. Steven N. Bronson, Qualstar’s Chairman, CEO and President, is also the Chairman, CEO and majority shareholder of BKF. A copy of the License Agreement is attached to the Company’s Current Report of Form 8-K, filed on May 2, 2014, as Exhibit 10.9. The Board approved the License Agreement with Mr. Bronson abstaining from the vote. The License Agreement terminated on February 28, 2015.

On July 1, 2015, Qualstar entered into a one year sublease agreement with Interlink. The sublease agreement is for 608 square feet of space in the Qualstar building located at 130 West Cochran Street, Unit C, Simi Valley, California 91361. Qualstar will receive rent of $1,000 per month which is equal to the base rent per square foot in the master lease, plus additional rent for common area services, utilities and other shared expenses. The space will be used for engineering and light manufacturing. Steven N. Bronson, the Company’s Chairman, CEO and President, is also the President and CEO and a majority shareholder of Interlink, which purchases certain administrative and marketing services from Qualstar. The sublease agreement is attached to the Company’s Annual Report on Form 10-K, filed on September 9, 2015, as Exhibit 10.14.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

This report is submitted by the Audit Committee members who served on the committee during the fiscal year ended June 30, 2015 and the six-month transition period ended December 31, 2015.

The Audit Committee of the Board is composed solely of non-employee directors who satisfy the current NASDAQ requirements with respect to independence, financial expertise and experience.  The Audit Committee operates pursuant to a written charter adopted by the Board, a copy of which is available in the investors section of Qualstar’s website at www.qualstar.com.

The Board has the ultimate authority for effective corporate governance, including oversight of the management of Qualstar.  The Audit Committee’s purpose is to assist the Board in fulfilling its responsibilities by overseeing the accounting and financial reporting processes of Qualstar, the audit of Qualstar’s consolidated financial statements, the qualifications and performance of the independent registered public accounting firm engaged as Qualstar’s independent auditor, and Qualstar’s internal control over financial reporting.

The Committee relies on the expertise and knowledge of management and the independent auditor in carrying out its oversight responsibilities. Management is responsible for the preparation, presentation, and integrity of our consolidated financial statements, accounting and financial reporting principles, internal control over financial reporting, and disclosure controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations.  Management is responsible for objectively reviewing and evaluating the adequacy, effectiveness and quality of our system of internal control.  Qualstar’s independent auditor is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.

The Audit Committee fulfilled its duties and responsibilities during the fiscal year ended June 30, 2015 and the six-month transition period ended December 31, 2015 and with respect to the financial statements for the fiscal year ended June 30, 2015 and the six-month transition period ended December 31, 2015, as outlined in the Audit Committee’s charter.  Among other actions, the Audit Committee:

●

reviewed and discussed the audited financial statements with management and SingerLewak LLP, Qualstar’s former independent registered public accounting firm, for the period ended June 30, 2015, and reviewed and discussed the audited financial statements with management and Marcum LLP, Qualstar’s independent registered public accounting firm for the period ended December 31, 2015

●	discussed with the independent registered public accounting firm the matters required to be discussed under applicable rules adopted by the Public Company Accounting Oversight Board (“PCAOB”)

●

received the written disclosures and the letter from the SingerLewak LLP, Qualstar’s former independent registered public accounting firm, for the period ended June 30, 2015, and reviewed and discussed the audited financial statements with management and Marcum LLP, Qualstar’s independent registered public accounting firm for the period ended December 31, 2015 required by the applicable requirements of the PCAOB regarding SingerLewak LLP’s communications and Marcum LLP, with the Audit Committee concerning independence and has discussed with SingerLewak LLP and Marcum LLP its independence; and

●

based on the review and discussions referred to above, recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2015 and its Transition Report on Form 10-KT for the six-month transition period from July 1, 2015 through December 31, 2015, for filing with the Securities and Exchange Commission.

Submitted by the Members of the Audit Committee

Dale E. Wallis, Chairman

David J. Wolenski

Sean Leder

 APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal 2)

Proxies solicited by the Board will, unless otherwise directed, be voted to approve the appointment by the Audit Committee of Marcum LLP as the independent registered public accounting firm of Qualstar for the fiscal year ending December 31, 2016.  Marcum LLP was appointed to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2015 on January 8, 2016. SingerLewak LLP served as our independent registered public accounting firm for the fiscal year ended June 30, 2015. See “—Change in Independent Registered Public Accounting Firm” below.

Representatives of Marcum LLP will be present at the Annual Meeting to respond to appropriate questions and will be given an opportunity to make a statement if they so desire.

Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of Marcum LLP to our shareholders for ratification because we value our shareholders’ views on our independent registered public accounting firm and as a matter of good corporate practice. In the event that our shareholders fail to ratify the selection, it will be considered a recommendation to the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

Fees Paid to Independent Registered Public Accounting Firm.  We did not incur any fees billed by Marcum LLP during either the six-month transition period ended December 31, 2015 or the fiscal years ended June 30, 2015 and 2014. The aggregate fees billed by SingerLewak LLP, our independent registered public accounting firm for the six-month transition period ended December 31, 2015 and the fiscal years ended June 30, 2015 and 2014 for professional services rendered to Qualstar during the six-month transition period ended December 31, 2015 and the fiscal years ended June 30, 2015 and June 30, 2014, respectively, were comprised of the following:

	Transition Period Ended December 31, 2015	Fiscal 2015	Fiscal 2014
Audit Fees(1)	$70,000	$105,000	$110,000
Audit-related fees(2)	—	—	—
Tax fees(3)	35,000	17,500	17,000
All other fees(4)	—	5,000	—
Total fees	$105,000	$127,500	$127,000

(1)

Audit Fees includes fees for professional services rendered in connection with the audit of our consolidated financial statements for each year and reviews of our unaudited consolidated quarterly financial statements, as well as fees related to consents and reports in connection with regulatory filings for those fiscal years.

(2)

Audit-Related Fees consists of assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The Company incurred no such fees during the transition period ended December 31, 2015 and the fiscal years ended June 30, 2015 and 2014.

(3)

Tax Fees consists primarily of tax compliance review and advisory services. SingerLewak, LLP was our principal accountant for tax compliance, tax advice and tax planning during the transition period ended December 31, 2015 and the fiscal years ended June 30, 2015 and 2014.

(4)	All Other Fees consists of fees for other miscellaneous items.

Audit Committee Pre-Approval Policies and Procedures.  Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent accountants in accordance with applicable Securities and Exchange Commission rules. The Audit Committee adopted a written pre-approval policy on June 25, 2003, and all services performed by SingerLewak LLP for the six-month transition period ended December 31, 2015 and the fiscal years ended June 30, 2015 and 2014 were pre-approved in accordance with the Audit Committee’s pre-approval policy. The Audit Committee generally pre-approves particular services or categories of services on a case-by-case basis. The independent registered public accountant firm and management periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with these pre-approvals, and the fees for the services performed to date.

Change in Independent Registered Public Accounting Firm

On January 8, 2016, we dismissed SingerLewak LLP as our independent auditors and engaged Marcum LLP as our new independent auditors. The decisions to dismiss SingerLewak and appoint Marcum were approved by our Audit Committee of our Board.

The audit reports of SingerLewak regarding our financial statements for the two most recent fiscal years did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During our two most recent fiscal years and during the subsequent interim period from July 1, 2015 through January 8, 2016: (i) there were no disagreements (as such term is used in Item 304(a)(1)(iv) of Regulation S-K) with SingerLewak on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of SingerLewak, would have caused it to make reference to the subject matter of the disagreement in its reports and (ii) SingerLewak did not advise us of any of the events requiring reporting under Item 304(a)(1)(v) of Regulation S-K.

During our two most recent fiscal years and during the subsequent interim period from July 1, 2015 through January 8, 2016, neither we nor anyone on our behalf consulted with Marcum regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that was an important factor considered by us in reaching a decision as to an accounting, auditing or financial reporting issue, or (iii) any matter that was either the subject of a disagreement or an event identified in response to Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively (there being none).

The Board recommends THAT SHAREHOLDERS vote “FOR” the approval of the appointment of Marcum LLP. Proxies solicited by the Board will be voted “for” this proposal, unless otherwise instructed.

APPROVAL OF REVERSE STOCK SPLIT

(Proposal 3)

General

Our Board is proposing that our shareholders approve a proposal to authorize our Board to effect a reverse stock split of all outstanding shares of our Common Stock, at any ratio at its discretion, from 1-for-2 up to 1-for-20 and to grant the Board discretionary authority, within twelve months from the date of the Annual Meeting, to determine whether to effect the split and the exact whole number ratio within the range at which the split will be effected. The intention of the Board in effecting the reverse split would be to increase the stock price sufficiently above the $1.00 minimum bid price that is required for continued listing on The Nasdaq Capital Market (the “Nasdaq”) to sustain long term compliance with the Nasdaq listing rules.

The actual number of outstanding shares of our common stock after giving effect to the reverse stock split will depend on the reverse stock split ratio that is ultimately determined by our Board. Our Board believes that shareholder approval of a range of ratios (as opposed to approval of a specified ratio) would provide it with maximum flexibility to achieve the purposes of the reverse stock split and, therefore, is in the best interests of Qualstar and its shareholders. In determining the reverse stock split ratio following shareholder adoption, our Board (or any authorized committee thereof) may consider, among other things, factors such as:

●	the historical trading price and trading volume of our common stock;

●	the number of shares of our common stock outstanding;

●	the then-prevailing trading price and trading volume of our common stock and the anticipated impact of the reverse stock split on the trading market for our common stock;

●	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs;

●	the continued listing requirements of the Nasdaq; and

●	prevailing general market and economic conditions.

If our shareholders grant the Board the authority to effect a reverse stock split, we would have the ability, but not the obligation, to file a Certificate of Amendment to our Restated Articles of Incorporation with the California Secretary of State to effect the proposed reverse stock split and, if so, to determine the reverse stock split ratio from within the approved range of ratios above. The form of Certificate of Amendment is attached to this proxy statement as Appendix A (the “Amendment”), the text of which may be altered for any changes required by the California Secretary of State and changes deemed necessary or advisable by the Board. Our Board has approved and declared advisable the proposed Certificate of Amendment. If the proposed reverse stock split is implemented, then the number of issued and outstanding shares of our Common Stock would be reduced in accordance with the ratio selected by the Board.

The following table provides estimates of the number of shares of our common stock authorized, issued and outstanding, reserved for issuance and authorized but neither issued nor reserved for issuance at the following times: (i) prior to the reverse stock split, (ii) assuming a 1-for-2 reverse stock split, (iii) assuming a 1-for-10 reverse stock split, (iv) assuming a 1-for-15 reverse stock split, and (v) assuming a 1-for-20 reverse stock split.

	Number of Shares of Common Stock Authorized	Number of Shares Issued and Outstanding (1)	Percentage of Authorized Common Stock	Number of Shares Reserved For Issuance
Current Shares	50,000,000	12,253,117	24.5%	37,746,883
1-for-2 Reverse Stock Split	50,000,000	6,126,559	12.3%	43,873,441
1-for-10 Reverse Stock Split	50,000,000	1,225,312	2.5%	48,774,688
1-for-15 Reverse Stock Split	50,000,000	816,874	1.6%	49,183,126
1-for-20 Reverse Stock Split	50,000,000	612,656	1.2%	49,387,344
(1)	This is based on the number of shares of common stock outstanding as of March 31, 2016.

Except for adjustments that may result from the treatment of fractional shares as described below, each shareholder will hold the same percentage of common stock outstanding immediately following the reverse stock split as such shareholder held immediately prior to the reverse stock split. The par value of our common stock will remain unchanged at no par value. The reverse stock split would become effective upon filing the Amendment with the California Secretary of State, which is anticipated to occur following the Annual Meeting (and assuming the requisite shareholder approval is obtained). The exact date on which the Amendment would be filed is subject to review and final approval by our Board. Our Board may, at its sole discretion, elect not to implement the reverse stock split, even if this Proposal No. 3 is approved by the shareholders.

Purpose and Background of the Reverse Split

We believe that the reverse stock split will allow us to maintain our listing on the Nasdaq, and could provide other benefits resulting from the potential increase in the per share market price of our common stock.

On December 29, 2015, we received a notification letter from the Nasdaq advising that we had failed to maintain compliance with the minimum bid price requirement set forth in Nasdaq Listing Rule 5500(a)(2), or the minimum bid price requirement, for continued listing of our common stock on the Nasdaq because the bid price of our common stock closed under $1.00 per share for 30 consecutive business days.

In accordance with Nasdaq Listing Rule 5810(c)(3)(A), Nasdaq granted us a period of 180 calendar days, or until June 27, 2016, to regain compliance with the minimum bid price requirement. To do so, the bid price of our common stock must close at or above $1.00 per share for a minimum of 10 consecutive business days prior to June 27, 2016. In the event we do not regain compliance by June 27, 2016, we may be eligible for an additional 180 calendar day grace period if we, among other things, meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market, with the exception of the bid price requirement, and provide written notice of our intention to cure the minimum bid price deficiency during the second compliance period by effecting a reverse stock split if necessary.

If the Nasdaq staff determines that we have not timely cured the deficiency, or remained in compliance with the terms of our plan of compliance or if we are otherwise not eligible for such additional compliance period, Nasdaq will provide notice that our common stock will be subject to delisting. In the event of such notification, we may appeal the Nasdaq staff’s determination to delist our securities; however, the Nasdaq staff may not grant our request for continued listing.

If we fail to satisfy the Nasdaq’s continued listing requirements, including the minimum bid price requirement, our common stock may be delisted from the Nasdaq. The delisting of our common stock would result in the trading of our common stock on the over-the-counter markets such as the OTC Bulletin Board or OTC Markets Group Inc. (formerly known as Pink OTC Markets Inc.) A delisting of our common stock from the Nasdaq could materially reduce the liquidity of our common stock, not only in the number of shares that could be bought and sold, but also through delays in the timing of the transactions and reductions in securities analysts and media coverage. This may reduce the demand for our common stock and significantly destabilize the price of our common stock. In addition, a delisting could materially adversely affect our ability to raise additional capital.

In view of the potential adverse effect of delisting from the Nasdaq discussed above, our Board believes it is in the best interest of us and our shareholders to effect the reverse stock split to increase the market price of our common stock so that we may be able to maintain compliance with the minimum bid price requirement.

Our Board also believes that the reverse stock split may provide us and our shareholders with other potential benefits resulting from the expected increase in the per share market price of our common stock, such as improved marketability and liquidity of our common stock, increased interest and trading in our common stock and a broader range of institutions that invest in our stock. Due to the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual shareholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. It should be noted, however, that the liquidity of our common stock may in fact be adversely affected by the proposed reverse stock split given the reduced number of shares that would be outstanding after the reverse stock split.

Additionally, the fees we pay (i) to list our shares on the Nasdaq, (ii) for custody and clearing services, (iii) to the Securities and Exchange Commission to register securities for issuance and (iv) for the costs of our proxy solicitations, are based, in part, on the number of shares we have outstanding and the number of shares being held, cleared or registered, as applicable. Reducing the number of shares that are outstanding may reduce the amount of fees and taxes that we pay to these organizations and agencies, as well as other organizations and agencies that levy charges based on the number of shares rather than the value of the shares.

However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, even if the reverse stock split is effected, it may not result in the intended benefits described above, including compliance with the minimum bid price requirement, the market price of our common stock may not increase following the reverse stock split or even if it does, the market price of our common stock may decrease in the future.

Board Discretion to Implement Reverse Stock Split

If the reverse stock split is approved by shareholders at the Annual Meeting, the reverse stock split will be effected, if at all, only upon a determination by our Board that the reverse stock split at the applicable ratio (with such ratio determined by our Board as described above) is in the best interests of us and our shareholders. However, our Board’s current intention is to effect the reverse stock split immediately after the Annual Meeting. Such determination shall be based upon various factors, including meeting the continued listing requirements for the Nasdaq, existing and expected marketability and liquidity of our common stock, prevailing market conditions and the likely effect on the market price of our common stock. Notwithstanding approval of the reverse stock split by the our shareholders, our Board may, in its sole discretion, abandon all of the proposed amendments and determine prior to the effectiveness of any filing with the Secretary of State of the State of California not to effect the reverse stock split.

Effects of Reverse Split on Common Stock; No Fractional Shares

One principal effect of the reverse split would be to decrease the number of outstanding shares of our Common Stock. Except for adjustments that may result from the treatment of fractional shares as described below (see “Treatment of Fractional Shares; Exchange of Stock Certificates”), the reverse split will not have any dilutive effect on our shareholders since each shareholder would hold the same percentage of our common stock outstanding immediately following the reverse split as such shareholder held immediately prior to the reverse split. The relative voting and other rights that accompany the shares of common stock would not be affected by the reverse split. Although the reverse split will not have any dilutive effect on our shareholders, the proportion of shares owned by our shareholders relative to the number of shares authorized for issuance will decrease because the Amendment would maintain the current authorized number of shares of common stock at 50 million. As a result, the additional authorized shares of common stock will be available for issuance at such times and for such purposes as our Board may deem advisable without further action by our shareholders, except as required by applicable laws and regulations.

The principal effects of the reverse stock split will be that:

●

a certain number of shares of our existing common stock, which number shall be between 2 and 20, as selected by our Board (or any authorized committee thereof), will automatically be reclassified and combined into one validly issued, fully paid and non-assessable share of common stock without any further action by us or the holder thereof;

●

the reverse stock split will reduce the total number of shares of our common stock outstanding, but will not change the number of authorized shares of our common stock under our Restated Articles of Incorporation. Since the number of issued and outstanding shares of our common stock will decrease, the number of shares of our common stock remaining available for issuance will increase;

●

the number of shares held by each individual shareholder will be reduced, resulting in the increase in the number of shareholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to shareholders selling “odd lots” are higher on a per share basis, which could increase the transaction costs to existing shareholders in the event they wish to sell all or a portion of their shares;

●

the aggregate number of equity-based awards that remain available to be granted under our equity incentive plans and other benefit plans will be reduced proportionately to reflect such reverse stock split ratio; and

●

all outstanding options, warrants, notes, debentures and other securities convertible into our common stock will be adjusted as a result of the reverse stock split, as required by the terms of these securities. In particular, the conversion ratio for each instrument will be reduced, and the exercise price, if applicable, will be increased, in accordance with the terms of each instrument and based on the reverse stock split ratio.

Because our common stock is traded on the Nasdaq, shareholder approval must be obtained, under applicable Nasdaq listing rules, prior to the issuance of shares for certain purposes, including the issuance of shares of our common stock equal to or greater than 20% of our then outstanding shares of common stock in connection with a private refinancing or an acquisition or merger, unless an exemption is available.

The proposed amendment to the Restated Articles of Incorporation will not otherwise alter or modify the rights, preferences, privileges or restrictions of the common stock.

Effect on Registration and Stock Trading

The proposed reverse stock split will not affect the registration of our common stock, which is currently registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Our common stock will continue to be reported on the Nasdaq under the symbol “QBAK” (although Nasdaq may add the letter “D” to the end of our trading symbol for a period of 20 trading days to indicate that the reverse stock split has occurred). However, our common stock would have a new CUSIP number, a number used to identify our common stock.

Effect on Outstanding Options

The Company has 240,000 options to purchase common stock outstanding. Under the terms of the options, when the reverse split becomes effective, the number of shares covered by each option will be decreased and the conversion or exercise price per share will be increased in accordance with the applicable exchange ratio. The Company has 220,000 shares authorized for issuance under its 2008 Stock Incentive Plan (the “Plan”). Under the terms of the Plan, when the reverse split becomes effective, the number of shares reserved for issuance under the Plan will be proportionately decreased in accordance with the applicable exchange ratio. The Company has 30,000 shares authorized for issuance under its 1998 Stock Incentive Plan (the “1998 Plan”). Under the terms of the 1998 Plan, when the reverse split becomes effective, the number of shares reserved for issuance under the 1998 Plan will be proportionately decreased in accordance with the applicable exchange ratio.

Treatment of Fractional Shares; Exchange of Stock Certificates

The Company will appoint Corporate Stock Transfer, Inc. to act as exchange agent for holders of Common Stock in connection with the reverse split. The Company will not issue fractional shares with respect to the reverse split. In lieu of a fraction of a share of Common Stock, each shareholder who otherwise would have been entitled to a fraction of a share shall be paid cash at the fair value of such fraction of a share of our common stock as of the effective time of the reverse split. No such shareholder shall be entitled to dividends, voting rights or any other rights in respect of any fractional share interest. The Company’s shareholder list shows that some of the outstanding Common Stock is registered in the names of clearing agencies and broker nominees. Because the Company does not know the number of shares held by each beneficial owner for whom the clearing agencies and broker nominees are record holders, the Company cannot predict with certainty the number of fractional shares that will result from the reverse split or the total number of additional shares that will be issued as a result of fractional shares. However, the Company does not expect that the amount will be material.

As of the Record Date, the Company had approximately [__] holders of record of the Company’s Common Stock (although the Company had significantly more beneficial holders). The Company does not expect the reverse split to result in a significant reduction in the number of record holders. The Company presently does not intend to seek any change in its status as a reporting company for federal securities law purposes, either before or after the reverse split.

On or after the effective date of the reverse split, the Company will mail a letter of transmittal to each shareholder. Each shareholder will be able to obtain a certificate evidencing its post-reverse-split shares only by sending the exchange agent its old stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as the Company may require. Shareholders will not receive certificates for post-reverse-split shares unless and until their old certificates are surrendered. Shareholders should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal. The exchange agent will send each shareholder’s new stock certificate promptly after receipt of that shareholder’s properly completed letter of transmittal and old stock certificate(s). Shareholders who hold shares in street name through a nominee (such as a bank or broker) will be treated in the same manner as shareholders whose shares are registered in their names, and nominees will be instructed to effect the reverse split for their beneficial holders. However, nominees may have different procedures and shareholders holding shares in street name should contact their nominees. Shareholders will not have to pay the Company for any service charges in connection with the exchange of their certificates.

No Appraisal Rights

No appraisal rights are available under the California Corporations Code or under our Restated Articles of Incorporation or our Bylaws with respect to the reverse stock split. There may exist other rights or actions under state law for shareholders who are aggrieved by reverse stock splits generally.

Accounting Consequences

The par value of our common stock in effect at the time of the reverse stock split would remain unchanged after such reverse stock split. Also, our capital account would remain unchanged, and we do not anticipate that any other accounting consequences would arise as a result of the reverse stock split.

Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion summarizes certain material U.S. federal income tax consequences relating to the participation in a reverse stock split by a U.S. shareholder that holds the shares of our common stock as a capital asset. This discussion is based on the provisions of the Internal Revenue Code (the “Code”), final, temporary and proposed U.S. Treasury regulations promulgated thereunder and current administrative rulings and judicial decisions, all as in effect as of the date hereof. All of these authorities may be subject to differing interpretations or repealed, revoked or modified, possibly with retroactive effect, which could materially alter the tax consequences set forth herein.

For purposes of this summary, a “U.S. shareholder” refers to a beneficial owner of common stock who is any of the following for U.S. federal income tax purposes: (i) a citizen or resident of the United States, (ii) a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all of its substantial decisions, or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person. A non-U.S. holder of our common stock is a shareholder who is not a U.S. shareholder.

This summary does not represent a detailed description of the U.S. federal income tax consequences to a shareholder in light of his, her or its particular circumstances. In addition, it does not purport to be complete and does not address all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances or to any shareholder that may be subject to special tax rules, including, without limitation: (1) shareholders subject to the alternative minimum tax; (2) banks, insurance companies, or other financial institutions; (3) tax-exempt organizations; (4) dealers in securities or commodities; (5) regulated investment companies or real estate investment trusts; (6) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (7) U.S. shareholders whose “functional currency” is not the U.S. dollar; (8) persons holding common stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (9) persons who acquire shares of common stock in connection with employment or other performance of services; (10) dealers and other shareholders that do not own their shares of common stock as capital assets; (11) U.S. expatriates, (12) foreign persons; (13) resident alien individuals; or (14) shareholders who directly or indirectly hold their stock in an entity that is treated as a partnership for U.S. federal tax purposes. Moreover, this description does not address the U.S. federal estate and gift tax, alternative minimum tax, or other tax consequences of the reverse stock split.

There can be no assurance that the IRS will not take a contrary position to the tax consequences described herein or that such position will be sustained by a court. In addition, U.S. tax laws are subject to change, possibly with retroactive effect, which may result in U.S. federal income tax considerations different from those summarized below. No ruling from the IRS has been obtained with respect to the U.S. federal income tax consequences of the reverse stock split.

This discussion is for general information only and is not tax advice. All shareholders should consult their own tax advisors with respect to the U.S. federal, state, local and non-U.S. tax consequences of the reverse stock split.

Based on the assumption that the reverse stock split will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(E) of the Code, and subject to the limitations and qualifications set forth in this discussion, our Board believes that the following U.S. federal income tax consequences should result from the reverse stock split:

●	A shareholder should not recognize gain or loss in the reverse stock split;

●	the aggregate tax basis of the post-reverse split shares should be equal to the aggregate tax basis of the pre-reverse split shares; and

●	the holding period of the post-reverse split shares should include the holding period of the pre-reverse split shares.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Potential Anti-Takeover Effects

By increasing the number of authorized but unissued shares of common stock, the reverse stock split could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the our Board. For example, it may be possible for our Board to delay or impede a takeover or transfer of control of us by causing such additional authorized but unissued shares to be issued to holders who might side with us in opposing a takeover bid that our Board determines is not in the best interests of us or our shareholders. The reverse stock split therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts the reverse stock split may limit the opportunity for our shareholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The reverse stock split may have the effect of permitting our current management, including our Board, to retain its position, and place it in a better position to resist changes that shareholders may wish to make if they are dissatisfied with the conduct of our business. However, our Board is not aware of any attempt to take control of us and our Board has not approved the reverse stock split with the intent that it be utilized as a type of anti-takeover device.

Consequences if the Reverse Stock Split is Not Approved

If this Proposal No. 3 is not approved, it would be difficult for us to maintain our listing on the Nasdaq. See “Purpose and Background of the Reverse Split,” above.

Required Approval and Effectiveness

Approval of this Proposal No. 3 requires the affirmative vote of a majority of all issued and outstanding shares of our common stock. Failures to vote, abstentions and broker non-votes will have the same effect as a vote “AGAINST” this proposal.

If this Proposal No. 3 is approved, the reverse split will become effective upon the filing with the Secretary of State of the State of California of an amendment to the Company’s Restated Articles of Incorporation, worded substantially as set forth on Appendix A hereto. The timing of such filing is subject to review and final approval by our Board and our Board reserves the right to not implement the reverse stock split, even if Proposal No. 3 is approved by the shareholders.

The Board recommends THAT SHAREHOLDERS vote “FOR” the approval of an amendment to the Company’s RESTATED Articles of Incorporation to implement a reverse stock split, within a range from 1-for-2 to 1-for-20, with the exact ratio of the reverse stock split to be determined by the Board of the Company. Proxies solicited by the Board will be voted “for” this proposal, unless otherwise instructed.

 PROPOSALS AND DIRECTOR NOMINATIONS FOR THE ANNUAL MEETING

Proposals to be Included in Our Proxy Statement

A shareholder who wishes to have a proposal considered for inclusion in our proxy statement for action at the Annual Meeting must comply with the requirements of Rule 14a-8 under the Exchange Act.  The proposal must be in writing and be received by the Corporate Secretary of Qualstar at our principal executive offices no later than the close of business on January 3, 2017. However, if the date of the next annual meeting is changed by more than 30 days from the anniversary of this year’s annual meeting, then, to be considered for inclusion in the proxy statement relating to next year’s annual meeting, notice of a shareholder proposal will need to be received by the Company in a reasonable amount of time before the Company begins to send its proxy materials for the Annual Meeting.

Advance Notice Procedures

If a shareholder desires to have a proposal acted upon at the Annual Meeting that is not to be included in our proxy statement in accordance with Rule 14a-8 under the Exchange Act, or if a shareholder desires to nominate someone for election to our Board, the shareholder must follow the procedures outlined in our amended and restated bylaws. Our amended and restated bylaws provide that in order for a shareholder proposal to be considered at an annual meeting of shareholders, written notice of the proposal must be received by the Corporate Secretary of Qualstar at the principal executive offices of Qualstar not less than 60 days nor more than 90 days prior to the anniversary of the preceding year’s annual meeting of shareholders. However, if the date of the Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary, notice by the shareholder, to be timely, must be received not earlier than the 90th day prior to such annual meeting of shareholders and not later than the close of business on the later of (a) the 60th day prior to such annual meeting or (b) the 10th day following the date on which notice of the date of the annual meeting was mailed or public disclosure thereof was made, whichever first occurs. The notice must contain information required by our amended and restated bylaws, including, but not limited to, a description of the proposal and any material interest of the shareholder relating to such proposal.

In order to nominate someone for election to our Board at an annual meeting of shareholders, written notice of the proposed nomination must be received by the Corporate Secretary of Qualstar not less than 60 days or more than 90 days prior to the anniversary of the preceding year’s annual meeting of shareholders. However, if the date of the Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary, notice by the shareholder to be timely must be received by the Corporate Secretary of Qualstar not earlier than the 90th day prior to the Annual Meeting and not later than the close of business on the later of (a) the 60th day prior to such Annual Meeting or (b) the 10th day following the day on which notice of the date of the Annual Meeting was mailed or public disclosure thereof was made by Qualstar, whichever first occurs. The notice must contain information required by our amended and restated bylaws regarding the shareholder and the nominee, as well as information required to be included in a proxy statement by SEC rules and regulations. Submissions must be made by mail, courier or personal delivery—submissions by e-mail will not be considered. The Nominating and Governance Committee will consider only those shareholder recommendations whose submissions comply with the above procedural requirements, including the additional requirements set forth in our amended and restated bylaws. The Nominating and Governance Committee will evaluate candidates recommended by shareholders in the same manner as those recommended by others.

Shareholders are also advised to review Qualstar’s amended and restated bylaws, which contain additional requirements about advance notice of shareholder proposals and director nominations, including the information that must accompany any such shareholder notice.

Accordingly, in order for a shareholder proposal (other than a proposal made pursuant to Rule 14a-8 under the Exchange Act) or nomination to be considered at the Annual Meeting, a written notice of the proposal or the nomination, which includes the information required by our amended and restated bylaws, must be received by the Corporate Secretary of Qualstar at the principal executive offices of Qualstar between March 10, 2017 and April 9, 2017.

A copy of the full text of our amended and restated bylaws may be obtained upon written request to the Corporate Secretary of Qualstar at our principal executive offices or by accessing the SEC’s EDGAR filing database at www.sec.gov.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for Proxy Statements with respect to two or more shareholders sharing the same address by delivering a single Proxy Statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. We and some brokers deliver a single Proxy Statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, or if you currently receive multiple Proxy Statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to our Corporate Secretary at our principal executive offices, located at 130 West Cochran Street, Unit C, Simi Valley, California 93065, or by calling us at 1-800-468-0680 ext. 114.

IMPORTANT

Your vote at this year’s Annual Meeting is especially important, no matter how many or how few shares you own. Please sign and date the enclosed WHITE proxy card and return it in the enclosed postage-paid envelope promptly.

Only your latest dated, signed proxy card will be counted. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in this Proxy Statement.

Appendix A

CERTIFICATE OF AMENDMENT

OF

RESTATED ARTICLES OF INCORPORATION

OF

QUALSTAR CORPORATION

The undersigned hereby certify that:

1.	They are the President and the Chief Financial Officer, respectively, of QUALSTAR CORPORATION, a California corporation (the “Corporation”).

2.	ARTICLE THREE of the Restated Articles of Incorporation of the Corporation is amended in its entirety to read as follows:

“Section 1. On the close of business on the date this Certificate of Amendment is filed with the California Secretary of State (the “Effective Time”), each [________] ([__]) shares of Common Stock issued and outstanding or held by the Corporation in treasury stock immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof or the Corporation, be combined and converted into one (1) share of validly issued, fully paid and non-assessable Common Stock, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). No fractional shares of Common Stock shall be issued in connection with the Reverse Stock Split. Rather, any shareholder that would be entitled to receive fractional shares as a result of the Reverse Stock Split shall instead receive a cash payment in lieu thereof equal to the fraction to which such shareholder would otherwise be entitled multiplied by the last sale price of the Common Stock as reported on The Nasdaq Capital Market (as adjusted to reflect the Reverse Stock Split) on the last trading day preceding the effective date of the Reverse Stock Split.

Section 2. The Corporation is authorized to issue two classes of shares designated, respectively, “Common Stock” and “Preferred Stock,” and referred to herein either as Common Stock or Common shares and Preferred Stock or Preferred shares, respectively. The number of shares of Common Stock which the Corporation is authorized to issue is Fifty Million (50,000,000) and the number of shares of Preferred Stock which the Corporation is authorized to issue is Five Million (5,000,000).

Section 3. The Preferred shares may be issued from time to time in one or more series. The Board of Directors is authorized to fix the number of shares of any series of Preferred shares and to determine the designation of any such series. The Board of Directors is also authorized to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued series of Preferred shares and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.”

3.	The foregoing amendment of Restated Articles of Incorporation has been duly approved by the Board of Directors of the Corporation.

4.

The foregoing amendment of Restated Articles of Incorporation has been duly approved by the required vote of shareholders of the Corporation in accordance with Sections 902 and 903 of the California Corporations Code. The Corporation has one class of stock outstanding and such class of stock is entitled to vote on the amendment. The total number of outstanding shares of the Corporation is [________] shares of Common Stock. The number of shares voting in favor of the amendment equaled or exceeded the vote required, such required vote being more than 50% of the outstanding shares of Common Stock voting as a class.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE: June ___, 2016

By:	/s/ Steven N. Bronson
Name:	Steven N. Bronson
Title:	President and Chief Executive Officer

By:	/s/ Louann Negrete
Name:	Louann Negrete
Title:	Chief Financial Officer

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	CONTROL # → 0000000000000000
	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Steven N. Bronson 02 David J. Wolenski 03 Dale E. Wallis 04 Nicholas A. Yarymovych

02 0000000000

The Board of Directors recommends you vote FOR proposals 2. and 3.:

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000290933_1 R1.0.1.25

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report on Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com

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QUALSTAR CORPORATION
Annual Meeting of Shareholders
June 15, 2016 at 10:00 AM PDT
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Steven N. Bronson and Louann Negrete, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of Qualstar Corporation that the shareholder is entitled to vote at the Annual Meeting of Shareholders to be held on June 15, 2016 at 10:00 AM PDT at 130 West Cochran Street, Unit C, Simi Valley, CA 93065, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. If any other matters properly come before the Annual Meeting of Shareholders, or any adjournment or postponement thereof, the shares represented by this proxy will be voted in accordance with the discretion of the person or persons designated as the proxy.

Continued and to be signed on reverse side

0000290933_2 R1.0.1.25